                           PRESTIGE ADVISOR SERIES
                        PRESTIGE LARGE CAP VALUE FUND
                        PRESTIGE LARGE CAP GROWTH FUND
                            PRESTIGE BALANCED FUND
                           PRESTIGE SMALL CAP FUND
                         PRESTIGE INTERNATIONAL FUND

                      SUPPLEMENT DATED SEPTEMBER 1, 1999
                                      TO
                      PROSPECTUS DATED NOVEMBER 2, 1998

The following sections of the current prospectus for each of the Prestige Advisor Series (the "Funds") have been amended as described below.

Investment Management of the Funds
----------------------------------

Effective September 1, 1999, the investment advisory services previously performed for the Funds by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. VMF assumes all rights and responsibilities performed by NAS, including the supervision and monitoring of each Funds' subadviser, and each Fund's subadviser continue to manage the Fund after the transfer to VMF. After the transfer, there was no change in the fees charged for investment advisory services for each of the Funds.

VMF was organized in 1999, and beginning September 1, 1999, it provides investment advisory services to both Nationwide Separate Account Trust and Nationwide Mutual Funds. Its principal offices are located at Three Nationwide Plaza, Columbus, Ohio 43215.

Fund Administration
-------------------

Effective September 1, 1999, the fund administration services previously performed for the Funds by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova SA Capital Trust ("VSA"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. performs certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After implementation of these changes, there was no change in the fees charged for fund administration services for each of the Funds.

All references in the Prospectus to Nationwide Advisory Services, Inc. in its capacity as the Funds' investment adviser and fund administrator should be changed to Villanova Mutual Fund Capital Trust and Villanova SA Capital Trust, respectively. Nationwide Advisory Services, Inc. remains the Funds' distributor.

How To Purchase Shares
----------------------

On page 32 of the Prospectus under the caption "CHOOSE A CLASS OF SHARES", is amended to allow the purchase of Class Y shares by life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code ("Code") or qualified plans adopted pursuant to Section 401(a) of the Code, as well as other open-end investment companies (each, a "Fund of Funds") advised by VMF.

Administrative Services Plan
----------------------------

Effective September 1, 1999, each of the Funds is implementing an Administrative Services Plan and related Servicing Agreements for the Class A shares of each Fund, as is currently in place for the Class Y shares of each Fund.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement effective September 1, 1999, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services in connection with Class A shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Life Insurance Company and other entities with which the Trust may enter into Servicing Agreements, including NAS or VSA, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A shares held by customers of Nationwide Life Insurance Company or such other entity.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

                                 CLASS Y SHARES

                          NATIONWIDE S&P 500 INDEX FUND

                       SUPPLEMENT DATED SEPTEMBER 1, 1999
                                       TO
                        PROSPECTUS DATED NOVEMBER 2, 1998

The following sections of the current prospectus for the Class Y Shares of the Nationwide S&P 500 Index Fund have been amended as described below.

Investment Management of the Fund
---------------------------------

Effective September 1, 1999, the investment advisory services previously performed for the Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. VMF assumed all rights and responsibilities performed by NAS, including the supervision and monitoring of the Fund's subadviser, and the Fund's subadviser continues to manage the Fund after the transfer to VMF. After the transfer, there was no change in the fees charged for investment advisory services for the Fund.

VMF was organized in 1999, and beginning September 1, 1999, it provides investment advisory services to both Nationwide Separate Account Trust and Nationwide Mutual Funds. Its principal offices are located at Three Nationwide Plaza, Columbus, Ohio 43215.

Fund Administration
-------------------

Effective September 1, 1999, the fund administration services previously performed for the Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova SA Capital Trust ("VSA"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. performs certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After implementation of these changes, there was no change in the fees charged for fund administration services for the Fund.

Other Changes
-------------

The cover page of the Prospectus is amended to allow the purchase of Class Y shares by life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code ("Code") or qualified plans adopted pursuant to Section 401(a) of the Code, as well as other open-end investment companies advised by VMF.

All references in the Prospectus to Nationwide Advisory Services, Inc. in its capacity as the Fund's investment adviser and fund administrator should be changed to Villanova Mutual Fund Capital Trust and Villanova SA Capital Trust, respectively. Nationwide Advisory Services, Inc. remains the Fund's distributor.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE

                                 CLASS R SHARES

                          NATIONWIDE MONEY MARKET FUND

                       SUPPLEMENT DATED SEPTEMBER 1, 1999
                                       TO
                        PROSPECTUS DATED JANUARY 5, 1999

The following sections of the current prospectus for the Class R Shares of the Nationwide Money Market Fund have been amended as described below.

Investment Management of the Fund
---------------------------------

Effective September 1, 1999, the investment advisory services previously performed for the Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. The portfolio manager for the Fund continues to manage the Fund after the transfer to VMF. After the transfer, there was no change in the fees charged for investment advisory services for the Fund.

VMF was organized in 1999, and beginning September 1, 1999, it provides investment advisory services to both Nationwide Separate Account Trust and Nationwide Mutual Funds. Its principal offices are located at Three Nationwide Plaza, Columbus, Ohio 43215.

Fund Administration
-------------------

Effective September 1, 1999, the fund administration services previously performed for the Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova SA Capital Trust ("VSA"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. performs certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After implementation of these changes, there was no change in the fees charged for fund administration services for the Fund.

All references in the Prospectus to Nationwide Advisory Services, Inc. in its capacity as the Fund's investment adviser and fund administrator should be changed to Villanova Mutual Fund Capital Trust and Villanova SA Capital Trust, respectively. Nationwide Advisory Services, Inc. remains the Fund's distributor.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

                                 CLASS R SHARES

                          NATIONWIDE S&P 500 INDEX FUND

                       SUPPLEMENT DATED SEPTEMBER 1, 1999
                                       TO
                        PROSPECTUS DATED NOVEMBER 2, 1998

The following sections of the current prospectus for the Class R Shares of the Nationwide S&P 500 Index Fund have been amended as described below.

Investment Management of the Fund
---------------------------------

Effective September 1, 1999, the investment advisory services previously performed for the Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. VMF assumed all rights and responsibilities performed by NAS, including the supervision and monitoring of the Fund's subadviser, and the Fund's subadviser continues to manage the Fund after the transfer to VMF. After the transfer, there was no change in the fees charged for investment advisory services for the Fund.

VMF was organized in 1999, and beginning September 1, 1999, it provides investment advisory services to both Nationwide Separate Account Trust and Nationwide Mutual Funds. Its principal offices are located at Three Nationwide Plaza, Columbus, Ohio 43215.

Fund Administration
-------------------

Effective September 1, 1999, the fund administration services previously performed for the Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova SA Capital Trust ("VSA"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. performs certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After implementation of these changes, there was no change in the fees charged for fund administration services for the Fund.

All references in the Prospectus to Nationwide Advisory Services, Inc. in its capacity as the Fund's investment adviser and fund administrator should be changed to Villanova Mutual Fund Capital Trust and Villanova SA Capital Trust, respectively. Nationwide Advisory Services, Inc. remains the Fund's distributor.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE

                                LOCAL FUND SHARES

                          NATIONWIDE S&P 500 INDEX FUND

                       SUPPLEMENT DATED SEPTEMBER 1, 1999
                                       TO
                       PROSPECTUS DATED DECEMBER 21, 1998


The following sections of the current prospectus for the Local Fund Shares of the Nationwide S&P 500 Index Fund have been amended as described below.

Investment Management of the Fund
---------------------------------

Effective September 1, 1999, the investment advisory services previously performed for the Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. VMF assumed all rights and responsibilities performed by NAS, including the supervision and monitoring of the Fund's subadviser, and the Fund's subadviser continues to manage the Fund after the transfer to VMF. After the transfer, there was no change in the fees charged for investment advisory services for the Fund.

VMF was organized in 1999, and beginning September 1, 1999, it provides investment advisory services to both Nationwide Separate Account Trust and Nationwide Mutual Funds. Its principal offices are located at Three Nationwide Plaza, Columbus, Ohio 43215.

Fund Administration
-------------------

Effective September 1, 1999, the fund administration services previously performed for the Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova SA Capital Trust ("VSA"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. performs certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After implementation of these changes, there was no change in the fees charged for fund administration services for the Fund.

All references in the Prospectus to Nationwide Advisory Services, Inc. in its capacity as the Fund's investment adviser and fund administrator should be changed to Villanova Mutual Fund Capital Trust and Villanova SA Capital Trust, respectively. Nationwide Advisory Services, Inc. remains the Fund's distributor.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

                           NATIONWIDE FAMILY OF FUNDS

                       SUPPLEMENT DATED SEPTEMBER 1, 1999
                                       TO
              PROSPECTUS DATED MARCH 1, 1999 (REVISED JULY 1, 1999)


Effective September 1, 1999, the investment advisory services previously performed for each of the Funds by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. The portfolio managers for each of the Funds continues to manage the Funds after the transfer to VMF. After the transfer, there was no change in the fees charged to each of the Funds for investment advisory services.

VMF was organized 1999, and beginning September 1, 1999, it provides investment advisory services to both Nationwide Separate Account Trust and Nationwide Mutual Funds. Its principal offices are located at Three Nationwide Plaza, Columbus, Ohio 43215.

All references in the Prospectus to Nationwide Advisory Services, Inc. in its capacity as the Funds' investment adviser should be changed to Villanova Mutual Fund Capital Trust. References to Nationwide Advisory Services, Inc. as the Funds' distributor, under the heading "Buying, Selling and Exchanging Fund Shares" in the Prospectus, are unchanged.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

PART B:

  STATEMENT OF ADDITIONAL INFORMATION MARCH 1, 1999 (REVISED SEPTEMBER 1, 1999)

NATIONWIDE MUTUAL FUNDS

NATIONWIDE MID CAP GROWTH FUND
NATIONWIDE GROWTH FUND
NATIONWIDE FUND
(together referred to as the "Stock Funds")
NATIONWIDE BOND FUND
NATIONWIDE TAX-FREE INCOME FUND
NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
(together referred to as the "Bond Funds")
NATIONWIDE MONEY MARKET FUND - PRIME SHARES
(all together the "Funds")

         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus for the Funds and should be read in conjunction with the Prospectus dated March 1, 1999, as revised July 1, 1999 and supplemented September 1, 1999 for the Funds. The Prospectus may be obtained by writing to Nationwide Advisory Services, Inc. ("NAS"), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216 or by calling toll-free 800-848-0920.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.

         The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 1998 are incorporated by reference to the Annual Report. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling 1-800-848-0920.

TABLE OF CONTENTS

General Information and History                                                1
Investment Objectives and Policies                                             2
Investment Restrictions                                                       23
Trustees and Officers of the Trust                                            24
Investment Advisory and Other Services                                        26
Brokerage Allocation                                                          31
Additional Information on Purchases and Sales                                 32
Valuation of Shares                                                           37
Investor Strategies                                                           38
Investor Privileges                                                           39
Investor Services                                                             41
Fund Performance Advertising                                                  42
Additional Information                                                        44
Additional General Tax Information                                            45
Major Shareholders                                                            50
Financial Statements                                                          50
Appendix                                                                      51

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds (the "Trust"), formerly Nationwide Investing Foundation III, is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997, as subsequently amended. Each of the Funds is a diversified fund as defined in the Investment Company Act of 1940.

INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Prospectuses. The investment objectives of each Fund are fundamental and may not be changed without shareholder approval. The investment policies and types of permitted investments described here may be changed without approval by the shareholders unless otherwise indicated. There is no guarantee that any of the Funds' investment objectives will be realized.

TEMPORARY DEFENSIVE POSITION

In addition to investments described below and in the Funds Prospectus, each Fund, except for the Tax-Free Income Fund, may as a temporary defensive position invest 100% of its assets in cash or money market instruments as discussed more fully below. The Tax-Free Income Fund may as a temporary defensive position invest up to 20% of its assets in cash and taxable money market instruments.

INFORMATION CONCERNING THE DURATION OF THE U.S. GOVERNMENT BOND FUNDS AND THE BOND FUND: The Long-Term U.S. Government Bond Fund will maintain a duration which, on a weighted average basis and under normal market conditions, will generally be greater than six years. The Intermediate U.S. Government Bond Fund will maintain a duration which, on a weighted average basis and under normal market conditions, will generally be between three and a half and six years. The Bond Fund will maintain a duration, which, on a weighted average basis and under normal market conditions, will generally be between four and seven years. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms to maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, Villanova Mutual Mutual Fund Capital Trust ("VMF") (the "Adviser") will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that either U.S. Government Bond Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

While each U.S. Government Bond Fund intends to maintain the average duration described above under normal market conditions, there is no limit as to the maturity of any one security which each U.S. Government Bond Fund may purchase.

DEBT OBLIGATIONS. Each of the Funds may invest in debt obligations. Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of bonds is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of bonds in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price.)

         Ratings as Investment Criteria. High-grade and investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered by VMF are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require the sale of such securities, but VMF will consider such events in determining whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such NRSROs or their rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

STRIPPED TREASURY SECURITIES. These are Treasury bonds that pay no interest during the life of the bond. Interest builds up and is paid in a lump sum when the bond matures or becomes payable. These bonds are usually sold at a deep discount because the buyer is only purchasing the right to receive a future payment and has no right to receive interest payments. Stripped Treasury securities may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments, and rising interest rates may leave the Funds with a low-paying investment that may be difficult to sell.

MONEY MARKET INSTRUMENTS. Each Fund may invest in certain types of money market instruments which may include the following types of instruments:

         -- obligations with remaining maturities of 397 days or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, and for the Money Market Fund's, obligations of the Canadian government and their provinces, their agencies and instrumentalities';

         -- repurchase agreements;

         -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States (Eurodollars) and subsidiaries located in Canada), domestic branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

         -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating;

         -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

         -- adjustable and variable rate instruments including callable notes;

         -- short-term (maturing in 397 days or less) bank and corporate obligations rated within the top two categories by an NRSRO;

         -- bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

         -- unrated debt obligations with remaining maturities of one year or less that are determined by Nationwide Advisory Services to be of comparable quality to the securities listed above.

MORTGAGE AND ASSET-BACKED SECURITIES - The Bond Funds (except Tax-Free Income
Fund) may each purchase mortgage-backed securities. In addition, the Nationwide Bond Fund and the Nationwide Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities or, in the case of the Nationwide Bond Fund only, by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed as to payment of principal but not market value, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering mortgage-backed securities where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-backed securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities. The market for privately issued mortgage and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

         Asset-backed securities have structural characteristics similar to mortgage-back securities. However, the underlying assets are not mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on the asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

         The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also pose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in the Fund would likely decrease. Also, the Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. During periods of increasing interest rates, there is a risk that the effective maturity of mortgage-backed securities with prepayment features will be extended, then effectively converting short or intermediate term securities (which tend to be less volatile in price) into longer securities (which tend to be more volatile. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

COLLATERALIZED MORTGAGE OBLIGATIONS--The Bond Funds (other than the Tax-Free Income Fund) may also acquire CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the income to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private lenders.

STRIPPED MORTGAGE-BACKED SECURITIES -- Each Bond Fund (other than the Tax-Free Income Fund) may acquire stripped mortgage-backed securities. Stripped mortgage-backed securities are securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private lenders. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of POs, like other debt instruments, will tend to move in the opposite direction compared to interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

         Each Bond Fund (other than the Tax-Free Income Fund) may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. No more than 10% of a Bond Fund's total assets will be invested in IOs and in POs. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Bond Fund may have difficulty in selling such securities.

REPURCHASE AGREEMENTS. All of the Funds may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by a Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities. A Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. VMF, acting under the supervision of the Board of Trustees of the Trust, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each of the Funds may purchase securities on a "when-issued" or "delayed delivery" basis (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and/or yield). When-issued transactions normally settle within 45 days (for mortgage-backed securities, the delivery date may extend to as long as 120 days). The payment obligation and the interest rate, if applicable, that will be received on when-issued securities are fixed at the time the Fund enters into the commitment to buy such securities. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on or prices of such securities may be higher or lower than the yields or prices available in the market on the dates when the investments are actually delivered to the buyers.

Purchasing when-issued securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, the Fund's custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of VMF to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The Funds will engage in "when-issued" or "delayed delivery" transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies and not for investment leverage. If the Tax-Free Income Fund sells a "when-issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.

LENDING PORTFOLIO SECURITIES. Each Fund (except the Tax-Free Income Fund) may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. Investments of such collateral allows a Fund to continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. For the purposes of this policy, the Fund considers U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower at least 100% collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

SMALL COMPANY STOCKS. Investing in securities of small-sized companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES. The Mid Cap Growth Fund may invest in the securities of "special situation companies," which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Mid Cap Growth Fund believes, however, that if VMF analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, such Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Mid Cap Growth Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES. The Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund and Money Market Fund may invest, directly or indirectly through the use of depository receipts, in foreign securities. The Money Market Fund may invest in such foreign securities if denominated in U.S. dollars. Investors in such Funds should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each such Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

         Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Funds for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

         On January 1, 1999, eleven member states in the European Economic and Monetary Union began conversion from their local currencies to a common currency called the "euro". Securities issued by corporations and governments in the participating countries will now be denominated in euros and outstanding securities will be converted to the euro. Conversion to the euro presents some potential risks to the Funds that invest in foreign securities due to uncertainties relating to the conversion, competitive implications resulting from pricing of the issuers products and services in euro, and development of new accounting, clearing and settlement systems related to the euro. Such uncertainties could have an adverse impact on the value of the foreign securities held by a Fund.

         CANADIAN AND PROVINCIAL OBLIGATIONS. The Money Market Fund and the Nationwide Bond Fund may also invest in Canadian and Provincial obligations. Generally, these obligations are unsecured, discounted bills and notes issued in U.S. dollars. These obligations have a final maturity of 270 days or less from date of issue and are exempt from registration under section 3(a)(3) of the Securities Act of 1933, as amended. Canada Bills constitute direct, unconditional obligations of Her Majesty in right of Canada and are a direct charge on, and payable out of the Consolidated Revenue Fund of Canada. Export Development Company is a crown corporation and agent of Her Majesty in right of Canada. Provincial obligations are backed by the full faith and credit of the provincial governments.

         DEPOSITORY RECEIPTS. As indicated in the Funds' Prospectus, the Stock Funds may invest in foreign securities indirectly by purchasing depository receipts, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of a Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

         The Stock Funds may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

         A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee bank obligations held in the Money Market Fund will undergo the same credit analysis as domestic issues in which the Money Market Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Money Market Fund.

MUNICIPAL SECURITIES. As stated in the Prospectus, the assets of the Tax-Free Income Fund will be primarily invested in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities if the interest paid thereon is exempt from federal taxes including the federal alternative minimum tax.

         Among other types of municipal securities, the Tax-Free Income Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, pollution control bonds and money market securities.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. VMF will consider such an event in determining whether the Tax-Free Income Fund should continue to hold the obligation. The Tax-Free Income Fund may also invest in commercial paper as long as it is rated within the two highest rating categories by an NRSRO.

         An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         The Tax-Free Income Fund may invest in AMT bonds. Although the Fund has adopted fundamental investment policy which requires it to invest at least 80% of its net assets in securities, the interest income from which is exempt from Federal income taxes and is not treated as a preference item for purposes of the Federal alternative minimum tax. An AMT bond is an otherwise tax-exempt municipal bond whose interest is treated as a preference item for purposes of computing the alternative minimum tax imposed on individuals and corporations. Specifically, private activity bonds, other than 501(c)(3) bonds issued on or after August 8, 1986 that are not current refundings of pre-1986 industrial development bonds are AMT bonds. A municipal bond is considered to be a private activity bond if more than either 5% or $5 million of the proceeds is used to finance a loan to any person other than a governmental unit or 10% or more of the proceeds of the issue is used in a trade or business of any person other than a governmental entity and more than 10% of the issue is secured by property or payments used in a private business. Private activity bonds held by the Tax-Free Income Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer.

         Municipal bonds that are private activity bonds will not be tax-exempt unless they fall within the category of "qualified bonds" defined in the Code. Qualified bonds include issues for certain facilities such as airport bonds, water and sewer service bonds, qualified single and multifamily housing bonds, certain "small" industrial development bonds and bonds for local furnishing of gas and electricity. Qualified bonds are also bonds for water, solid waste facility bonds, docks and wharves issues and "enterprise zone" bonds.

         In addition to normal risks associated with bonds, there is a slight risk of less active secondary market for AMT bonds. In general, a larger secondary market will exist for AMT bonds when the supply of municipal bonds is tight.

         PUTS. The Tax-Free Income Fund may also acquire "puts" with respect to municipal securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tax-Free Income Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to the Tax-Free Income Fund upon its exercise of a "put" is normally (i) the Tax-Free Income Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Tax-Free Income Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Tax-Free Income Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the Tax-Free Income Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Tax-Free Income Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

         The Tax-Free Income Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Free Income Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Tax-Free Income Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in VMF's opinion, present minimal credit risks.

CONVERTIBLE SECURITIES. The Mid Cap Growth Fund, Growth Fund and Nationwide Fund may invest in convertible securities to the extent described in their Prospectus. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities,
(ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

PREFERRED STOCK. The Funds may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer, and, therefore, do not offer as great a degree or protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS. The Mid Cap Growth Fund, Growth Fund, and Nationwide Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities.

         Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Each Fund may not invest more than 15% (10% for the Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. At this time none of the Funds intends to invest more than 5% of its net assets in illiquid securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A under the Securities Act which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The market for certain restricted securities such as institutional commercial paper has expanded further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Any such restricted securities will be considered to be illiquid for purposes of such a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, VMF has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund's level of illiquidity may increase.

         A Stock Fund may buy or sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         VMF will monitor the liquidity of restricted securities in a Fund. In reaching liquidity decisions, VMF may consider the following factors: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act of 1933 lists investment companies as an accredited investor.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING. Each Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed). In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. Each Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets.

         Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS. As discussed in the Prospectus, VMF may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for risk management. Derivations are financial instruments whose value and performance are based on the value and performance of another security, financial instrument or index. At this time none of the Funds intends to invest more than 5% of its net assets in derivative instruments.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon VMF's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because VMF projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the Federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information".

         OPTIONS. Each of the Stock Funds may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction". In order to close out an option position, a Fund may enter into a "closing transaction", the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         Each Stock Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each of the Stock Funds intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         Transactions using OTC options expose a Fund to certain risks. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Each Stock Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call , or less than, in the case of a put, the exercise price of the option. Price movements in securities in which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations acquiring and holding the underlying securities. A Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         FUTURES CONTRACTS. The Stock Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when VMF believes it is more advantageous to a Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of a Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

         A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FORWARD CURRENCY CONTRACTS. The Mid Cap Growth Fund, Growth Fund and Nationwide Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

SECURITIES OF OTHER NON-AFFILIATED INVESTMENT COMPANIES. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. The Funds may also invest in shares of other non-affiliated U.S. investment companies registered under the 1940 Act. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

BANK OBLIGATIONS. Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. The Money Market Fund may invest in obligations of U.S. banks with assets over $500 million.

FLOATING AND VARIABLE RATE OBLIGATIONS--The Bond Funds and the Money Market Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but change either with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Interest rates on floating rate obligations reset at such times as there are changes in the underlying index or interest rate while interest rates on variable rate obligations reset at preset fixed times (such as quarterly or monthly). Certain of the floating or variable rate obligations that may be purchased by these Funds may be callable by the issuer at certain dates during the term of the obligations. The dates on which they may be called are set at the time of issuance. The obligations have credit risks like other debt instruments, but because the issuer may call the obligations, these Funds are also subject to the risk that the rates at which a Fund will be able to reinvest such assets after a call may be less than the rate paid on the floating or variable rate obligation. Certain of the floating or variable rate obligations that may be purchased by these Funds may also carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permits the amount of the indebtedness thereunder to vary and provides for periodic adjustments in the interest rate. The Bond Funds and the Money Market Fund will limit their purchases of floating and variable rate obligations to those of the same quality as obligations they are otherwise allowed to purchase. VMF will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its par value or amortized cost, as the case may be.

         Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by a Fund, the Fund may attempt to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate obligations may be secured by bank letters of credit.

         Variable and floating rate obligations for which no readily available market exists and which are not subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by that Fund, will be considered illiquid and therefore, together with other illiquid securities held by such Fund, investments will not exceed such Fund's limitations on investments in illiquid securities.

         The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES. The Bond Funds may invest in zero coupon securities in accordance with investment policies described in their Prospectus.

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features.
Certain zero coupon securities may be convertible into stock of the issuer.

         Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

         Current federal income tax law requires the holder of a zero coupon security acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MEDIUM-GRADE OBLIGATIONS--The Nationwide Bond and Tax-Free Income Funds may invest in medium-grade securities. Medium-grade securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

         All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by VMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

PORTFOLIO TURNOVER

         The Funds will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever VMF believes it to be in the best interests of a Fund. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objective and policies.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

EACH OF THE FUNDS:

- May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell real estate, except that each Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

- May not lend any security or make any other loan, except that each Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

-    EACH FUND MAY NOT:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

- Concentrate its investments (invest 25% or more of its total assets) in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

TRUSTEES AND OFFICERS OF THE TRUST

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

The principal occupation of the Trustees and Officers during the last five years, their ages, their addresses and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 63
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 71
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

THOMAS J. KERR, IV, Trustee*, Age 65
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise and is Chairman and Chief Executive Officer of Nationwide Advisory Services, Inc.

NANCY C. THOMAS, Trustee+, Age 64
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd - Suite #210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer, Age 42
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor.

CHRISTOPHER A. CRAY, Assistant Treasurer, age 40
Three Nationwide Plaza, Columbus, Ohio
Mr. Cray is Treasurer of Villanova Mutual Fund Capital Trust, the adviser and Nationwide Advisory Services, Inc., the Distributor. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary, age 34
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

Bryant, Doody, DeVore, Duncan, Kerr, Kridler and Wetmore are also Trustees, and Laird, Cray and Davin are also Officers of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies in the Nationwide fund complex.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. VMF reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

                                                 COMPENSATION TABLE

                                                              PENSION
                                                            RETIREMENT
                                        AGGREGATE            BENEFITS           ANNUAL            TOTAL
                                      COMPENSATION          ACCURED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                           FROM             PART OF TRUST         UPON         FROM THE FUND
POSITION                                THE TRUST            EXPENSES         RETIREMENT        COMPLEX**
John C. Bryant, Trustee                $ 10,000                --0--             --0--             $21,000
C. Brent DeVore, Trustee                 10,000                --0--             --0--              12,250
Sue A. Doody, Trustee                    10,000                --0--             --0--              21,000
Robert M Duncan, Trustee                 10,000                --0--             --0--              21,000
Thomas J. Kerr, IV, Trustee              10,000                --0--             --0--              21,000
Douglas F. Kridler, Trustee              10,000                --0--             --0--              21,000
Dimon R. McFerson, Trustee                --0--                --0--             --0--               --0--
Nancy C. Thomas, Trustee                 10,000                --0--             --0--              10,000
David C. Wetmore, Trustee                10,000                --0--             --0--              12,250

**The Fund Complex includes three trusts comprised of thirty five investment company funds or series.

         Each of the Trustees and officers and their families are eligible to purchase Class D shares of each of the Funds, which generally charge a front-end sales charge, at net asset value without a sales charge. This is permitted because there are few marketing expenses associated with these sales.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Under the terms of the Investment Advisory Agreement dated May 9, 1998 as amended September 1, 1999, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets of the Funds in accordance with the policies and procedures established by the Trustees.

         The Adviser pays the Funds pro rata share of compensation and/or of the Trustees and officers affiliated with the Adviser. VMF also pays all expenses incurred by it in providing service under the Investment Advisory Agreements, other than the cost of investments (including brokerage commissions and other transaction costs).

         The Investment Advisory Agreements also provide that VMF shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless VMF has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of VMF' reckless disregard of its obligations and duties under the Agreements. After an initial two-year period, the Investment Advisory Agreements must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Investment Advisory Agreement terminates automatically if it is assigned. They may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

         The Trust pays the compensation of the Trustees who are not interested persons of the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the

Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. VMF reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust.

         VMF, a Delaware business trust, is a wholly owned subsidiary Villonova Capital, Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

         Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Funds. Effective September 1, 1999, the investment advisory services previously performed for the Funds by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. After the transfer, there was no change in the fees charged for investment advisory services to each of the Funds.

         For services provided under the Investment Advisory Agreement, VMF receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:


                  Fund                                   Assets                       Fee
                  ----                                   ------                       ---
Nationwide Mid-Cap
   Growth, Nationwide                           $0 up to $250 million                 .60%
Growth and Nationwide Fund                  $250 million up to $1 billion            .575%
                                             $1 billion up to $2 billion              .55%
                                             $2 billion up to $5 billion             .525%
                                                 $5 Billion and more                  .50%

Nationwide Bond,
   Nationwide Tax-Free Income,                  $0 up to $250 million                 .50%
Nationwide Intermediate                     $250 million up to $1 billion            .475%
   U.S. Government                           $1 billion up to $2 billion              .45%
Bond, and Nationwide                         $2 billion up to $5 billion             .425%
   Long-Term U.S.                                $5 Billion and more                  .40%
Government Bond Funds

Nationwide Money Market Fund                     $0 up to $1 billion                  .40%
                                             $1 billion up to $2 billion              .38%
                                             $2 billion up to $5 billion              .36%
                                                 $5 Billion and more                  .34%

VMF has agreed with the Trust to waive advisory fees, and if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 1.25% for Class A shares, 2.00% for Class B shares and 1.00% for Class D shares in the Mid Cap Growth Fund; and 1.04% for Class A shares, 1.64% for Class B shares and .79% for Class D shares in the Long-Term U.S. Government Bond Fund and Intermediate U.S. Government Bond Fund until further written notice.


During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following fees for investment advisory services:


                                                                           Years Ended October 31,
            Funds                   Funds*                       1998               1997            1996
            -----                   ------                       ----               ----            ----
Mid Cap Growth                Growth of FHIT                   $   61,706       $   63,883        $   54,053
Growth                        Growth of NIF                     4,894,110        3,750,599         3,212,196
Nationwide Fund               Nationwide Fund of NIF            9,977,231        5,938,011         4,425,921
Bond                          Bond of NIF                         647,809          629,068           663,545

                                                                           Years Ended October 31,
            Funds                   Funds*                       1998               1997            1996
            -----                   ------                       ----               ----            ----

Tax-Free Income               Tax-Free Income of
                              NIF II and Municipal
                              Bond of FHIT                      1,505,626        1,810,070         1,855,962
LT U.S. Govt                  Government of FHIT                  254,928          343,259           414,415
Intermediate U.S.             Govt U.S. Govt. of
                              NIF II                              266,473          256,016           255,149
Money Market**                Money Market of NIF and
                              Cash Reserve of FHIT              3,857,898        3,519,727         2,969,392

* As of May 9, 1998, the Funds acquired all of the assets of one or more series of Nationwide Investing Foundation ("NIF"), Nationwide Investing Foundation II ("NIF II") and Financial Horizons Investment Trust ("FHIT") (collectively, the "Acquired Funds"), as described above, in exchange for the assumption of the stated liabilities of the Acquired Funds and a number of full and fractional Class D shares of the applicable Fund (the Money Market Fund issued shares without class designation) having an aggregate net asset value equal to the net assets of the Acquired Funds as applicable (the "Reorganization").

** Net of waivers of $221,174, $389,150 and $328,076 for the fiscal year ended October 31, 1998, 1997, and 1996, respectively.

DISTRIBUTOR. NAS serves as underwriter for each of the Funds in the continuous distribution of its Shares pursuant to an Underwriting Agreement dated as of May 9, 1998 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following commissions from the sale of shares of the Funds:


                                   Acquired                                           Years Ended October 31,
            Funds                   Funds*                                  1998               1997            1996
            -----                   ------                                  ----               ----            ----
Mid Cap Growth                Growth of FHIT                              $   20,296       $       --        $       --
Growth                        Growth of NIF                                1,058,927          873,750         1,029,727
Nationwide Fund               Nationwide Fund of NIF                       3,502,971        2,037,896         1,089,371
Bond                          Bond of NIF                                    112,368          123,036           202,206
Tax-Free                      Tax-Free of NIF II
                              and Municipal
                              Bond of FHIT                                    87,774               --                --
LT U.S. Govt                  Govt. Bond of FHIT                               7,157               --                --
Intermediate
  U.S. Govt                   U.S. Govt. of NIF II                            25,366               --                --

         NAS also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares. During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following amounts:


                                   Acquired                                           Years Ended October 31,
            Funds                   Funds*                                  1998               1997            1996
            -----                   ------                                  ----               ----            ----
Mid Cap Growth                Growth of FHIT                                  $   --         $ 10,832          $ 12,788
Growth                        Growth of NIF                                       --               --                --
Nationwide Fund               Nationwide Fund of NIF                             254               --                --
Tax-Free                      Tax-Free of NIF II and                             111          202,973           287,599
                              Municipal Bond of FHIT
Bond                          Bond of NIF                                      6,107               --                --
LT U.S. Govt                  Govt. Bond of FHIT                                  --           23,417            36,566
Intermediate U.S.             Govt U.S. Govt. of NIF II                           --           31,232            58,918

* See explanation of reorganization above.

From such fees, NAS retained $1,048,391, $1,603,988, and $1,443,474. NAS reallows to dealers 4.75% of sales charges on Class A of the stock funds, 4.00% on Class B of the stock funds, 4.00% on Class D of the stock funds, and 4.00% on Class A of the bond funds.

DISTRIBUTION PLAN. The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act which permits the Funds to compensate NAS as the Funds' Distributor, for expenses associated with distribution of shares of the class. Although actual distribution expenses may be more or less, under the Plan the Funds shall pay an annual fee in amounts not exceeding a maximum amount of
 .25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B shares of the Stock Funds, and .85% of the average daily net assets of Class B shares of the Bond Funds to NAS. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers as well as payments to broker-dealers for shareholder services.

During the fiscal year ended October 31, 1998, NAS received the following distribution fees:


                                   Acquired                                 Class              Class           Class
       Funds                         Funds*                                  A                   B               C
       -----                       --------                                 -----              -----           -----
Mid Cap Growth                Growth of FHIT                                 $   204          $   659         $      --
Growth Fund                   Growth of NIF                                    1,838            3,518                --
Nationwide Fund               Nationwide Fund of NIF                          11,051           29,020                --
Tax-Free                      Tax-Free of NIF II
                              and Municipal                                      359            2,653           266,074
                              Bond of FHIT
Bond                          Bond of NIF                                        717              627                --
LT U.S. Govt                  Govt. Bond of FHIT                                 113              491                --
Intermediate U.S.             Govt U.S. Govt. of NIF II                          236              384            46,052

*     See explanation of reorganization above.

**    Distribution fees from the Funds prior to the May 11, 1998 reorganization, net of waivers of $38,480 for Mid Cap Growth, $199,556 for Tax-Free, $178,777 for LT U.S. Govt. and $34,539 for Intermediate U.S. Govt.

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan initially was approved by the Board of Trustees on March 5, 1998 and is amended from time to time upon approval of the Board of Trustees. The Plan may be terminated as to the Funds by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to the Funds requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by the vote of the Trustees including a majority of Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's Shares including, but not limited to, those discussed above.

ADMINISTRATIVE SERVICE PLAN. Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations who agree to provide certain administrative support services in connection with the Class A and D shares of the Funds and Prime Shares of the Money Market Fund. Such administrative support services include but are not limited to the following:

establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for banks wires, performing shareholder sub-accounting, answering inquires regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement effective July 1, 1999 pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services in connection with Class A and D shares of each Fund and Prime Shares of the Money Market Fund held beneficially by its customers. In consideration for providing administrative support services, Nationwide Financial Services, Inc. and other entities with which the Trust may enter into Servicing Agreements (which may include NAS) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A or D shares of each Fund and Prime Shares of the Money Market Fund held by customers of Nationwide Financial Services, Inc. or such other entity.

FUND ADMINISTRATION. Under a separate Fund Administration Agreement dated May 9, 1998 as amended September 1, 1999, Villanova SA Capital Trust ("VSA"), a wholly-owned subsidiary of Villanova Capital, Inc. provides for various administrative and accounting services, including daily valuation of each Fund's shares, preparation of financial statements, tax returns and regulatory reports, and preparation and presentation of quarterly reports to the Board of Trustees. For these services, each Fund pays VSA an annual fee in the amount of 0.07% on assets up to $250 million of average daily net assets, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more.

Prior to September 1, 1999, Nationwide Advisory Services, Inc. provided fund administration services to the Funds. Effective September 1, 1999, the fund administration services previously performed for the Funds by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for each of the Funds. Fund Administration fees were not separately charged prior to May 9, 1998.

During the period ended October 31, 1998, NAS received fund administration fees from the Funds as follows:


         Funds                                                     Amount
         -----                                                     ------
         Mid Cap Growth                                           $  3,308
         Growth                                                    248,049
         Nationwide Fund                                           470,352
         Tax-Free                                                   88,596
         Bond                                                       44,441
         LT U.S. Govt.                                              13,998
         Intermediate U.S. Govt.                                    16,351
         Money Market                                              257,123

TRANSFER AGENT. Nationwide Investors Services, Inc. ("NISI"), Three Nationwide Plaza, Columbus, Ohio 43215, is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NISI, an affiliate of VMF, will receive fees for transfer agent services in the following amounts: $16 per Stock Fund account per annum; $18 per Bond Fund account per annum; and $27 per Money Market Fund Prime Shares account per annum. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

During the fiscal years ended October 31, 1998, 1997 and 1996, NISI received the following transfer agent fees from the Funds:


                                   Acquired                                           Years Ended October 31,
            Funds                   Funds*                                  1998               1997            1996
            -----                   ------                                  ----               ----            ----
Mid Cap                       Growth Growth of FHIT                       $   12,379        $  11,300         $  11,898
Growth                        Growth of NIF                                  785,969          729,500           683,043
Nationwide Fund               Nationwide Fund of NIF                       1,018,754          788,500           698,913
Bond                          Bond of NIF                                    142,149          149,300           161,300
Tax-Free                      Tax-Free of NIF II
                              and Municipal                                  144,397          146,800           173,251
                              Bond of FHIT
LT U.S. Govt                  Govt. Bond of FHIT                              34,092           41,500            57,100
Intermediate
  U.S. Govt U.S.              Govt. of NIF II                                 38,102           37,599            40,299
Money Market                  Money Market of NIF
                              and Cash Reserve                               701,561          664,007           654,597
                              of FHIT

* See explanation of reorganization above.

CUSTODIAN. The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL. Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, OH 43215, serves as the Trust's legal counsel.

AUDITORS. KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

         ALLOCATION OF PORTFOLIO BROKERAGE-- There is no commitment by VMF to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Funds are placed where, in the judgment of VMF, the best prices and executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Funds. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. While VMF does not pay commissions above the standard commission rates in order to obtain research from brokers, it's possible that trades could be made at higher commission rates than those charged by firms that do not provide these services. The Funds and VMF believe that these services and information, which in many cases would be otherwise unavailable to VMF, are of significant value to VMF, but it is not possible to place an exact dollar value thereon. VMF does not believe that the receipt of such services and information tends to reduce materially VMF's expense.

In the case of securities traded in the over-the-counter market, the Funds will normally deal with the market makers for such securities unless better prices can be obtained through brokers.

During the fiscal years ended October 31, 1998, 1997 and 1996, the following brokerage commissions were paid by the Funds, all to firms rendering statistical services as described above:


                                   Acquired                                           Years Ended October 31,
            Funds                   Funds*                                  1998               1997            1996
            -----                   ------                                  ----               ----            ----
Mid Cap Growth                Growth of FHIT                                $ 10,084         $  8,480          $  1,928
Growth                        Growth of NIF                                  712,200          742,579           376,916
Nationwide Fund               Nationwide Fund of NIF                         934,759          664,395           436,679

* See explanation of reorganization above.

As of October 31, 1998, the Nationwide Fund and Nationwide Money Market Fund held investments in securities of their regular broker-dealers as follows:


                                                                              Shares or
             Fund                    Security                             Principal Amount                     Value
             ----                    --------                             ----------------                     -----
Nationwide Fund                Merrill Lynch                                       237,500                   $14,071,875
Money Market Fund              Bear Stearns                                    $34,000,000                   $33,846,053
                               Goldman Sachs                                   $22,000,000                   $21,962,763
                               Merrill Lynch                                   $33,501,000                   $33,372,446
                               Salomon Brothers                                $35,000,000                   $34,908,652
                               J.P. Morgan                                     $30,241,000                   $30,126,387

ADDITIONAL INFORMATION ON PURCHASES AND SALES

CLASS A AND CLASS D SALES CHARGES

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES OF THE STOCK FUNDS

                                                                  Sales charge as %                   Sales charge as %
Amount of purchase                                                of offering price                  of amount invested
------------------                                                -----------------                  ------------------
less than $50,000                                                        5.75%                              6.10%
$50,000 to $99,999                                                       4.50                               4.71
$100,000 to $249,999                                                     3.50                               3.63
$250,000 to $499,999                                                     2.50                               2.56
$500,000 to $999,999                                                     2.00                               2.04
$1 million to $24,999,999                                                0.50                               0.50
$25 million or more                                                      0.25                               0.25



CLASS A SHARES OF THE BOND FUNDS

                                                                  Sales charge as %                   Sales charge as %
Amount of purchase                                                of offering price                  of amount invested
------------------                                                -----------------                  ------------------

less than $50,000                                                        4.50%                              4.71%
$50,000 to $99,999                                                       4.00                               4.17
$100,000 to $249,999                                                     3.00                               3.09
$250,000 to $499,999                                                     2.50                               2.56
$500,000 to $999,999                                                     2.00                               2.04
$1 million to $24,999,999                                                0.50                               0.50
$25 million or more                                                      0.25                               0.25


CLASS D SHARES OF THE STOCK AND BOND FUNDS

                                                                  Sales charge as %                   Sales charge as %
Amount of purchase                                                of offering price                  of amount invested
------------------                                                -----------------                  ------------------
less than $50,000                                                        4.50%                              4.71%
$50,000 to $99,999                                                       4.00                               4.17
$100,000 to $249,999                                                     3.00                               3.09
$250,000 to $499,999                                                     2.50                               2.56
$500,000 to $999,999                                                     1.00                               1.01
$1 million to $24,999,999                                                0.50                               0.50
$25 million or more                                                      None                               None

NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY).--THE SALES CHARGE APPLICABLE TO CLASS A AND D SHARES MAY BE WAIVED FOR THE FOLLOWING PURCHASES DUE TO THE REDUCED MARKETING EFFORT REQUIRED BY NAS:

(1) shares sold to other registered investment companies affiliated with VMF,

(2)      shares sold:

         (a) to any pension, profit sharing, or other employee benefit plan for the employees of VMF, any of its affiliated companies, or investment advisory clients and their affiliates;

         (b)      to any endowment or non-profit organization;

         (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended, dealing directly with NAS with no sales representative involved upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust;

         (d) to any life insurance company separate account registered as a unit investment trust;

(3) for Class D shares sold:

         (a) to Trustees and retired Trustees of NIF III (including its predecessor Trusts);

         (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance Enterprise, or any investment advisory clients of VMF and their affiliates;

         (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance Enterprise from time to time, which include but are not limited to Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative;

         (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(4)      Class A shares sold;

         (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with NAS to waive sales charges for those persons;

         (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

         (c) to any person who pays for such shares with the proceeds of mutual fund shares redeemed from an NAS brokerage account; to qualify, the person must have paid an initial sales charge or CDSC on the redeemed shares and the purchase of Class A shares must be made within 60 days of the redemption. This waiver must be requested when the purchase order is placed, and NAS may require evidence of qualification for this waiver.

         (d) to any Class Member of Snyder vs. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company on the initial purchase of shares for an amount no less than $5,000 and no more than $100,000. To be eligible for this waiver, the purchase of Class A shares must come from a source other than the surrender of, withdrawal from, or loan against any existing policy, mutual fund or annuity issued by Nationwide Mutual Insurance Company or its affiliates.

         (e) to any person who pays for such shares with the proceeds of mutual funds shares redeemed from an account in the NEA Valuebuilder Mutual Fund Program. This waiver is only available for the initial purchase if shares were made with such proceeds. NAS may require evidence of qualification for such waiver.

         (f) to certain employer-sponsored retirement plan including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

CLASS B SHARES OF THE STOCK AND BOND FUNDS AND CDSC. A CDSC, payable to NAS, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION OVER THE INITIAL PURCHASE PRICE. The CDSC applies only to the lesser of the original investment or current market value.


Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:


YEAR OF REDEMPTION                                      CONTINGENT DEFERRED
AFTER PURCHASE                                             SALES CHARGE
------------------                                      -------------------
First                                                           5.00%
Second                                                          4.00%
Third                                                           3.00%
Fourth                                                          3.00%
Fifth                                                           2.00%
Sixth                                                           1.00%
Seventh and following                                           0.00%

For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and deemed to have been made on the last day of the preceding month.

         For the Bonds Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of the Bond Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

         THE CDSC WILL BE WAIVED IN THE CASE OF A TOTAL OR PARTIAL REDEMPTION FOLLOWING THE DEATH OR DISABILITY (WITHIN THE MEANING OF CODE SECTION 72(m)(7) OF THE INTERNAL REVENUE CODE) OF A SHAREHOLDER (ACCOUNTS OWNED BY AN INDIVIDUAL OR AN INDIVIDUAL JOINTLY WITH SPOUSE) IF REDEMPTION OCCURS WITHIN ONE YEAR OF DEATH OR INITIAL DETERMINATION OF DISABILITY.

CDSC APPLICABLE FOR CLASS A SHARES. Employer sponsored retirement plans which purchase Class A shares at net asset value (other than those investing in Funds through a variable insurance product) are subject to a CDSC, payable to NAS, of 1.00% if a finder's fee (as described below) was paid on the purchase of the shares and the shares are redeemed within the first year after purchase, 0.50% if redeemed within the second year and 0.25% if redeemed within the third year. The sales charge is applied to the original purchase price, or the current market value of the shares being sold, whichever is less. A CDSC will be charged on redemptions of $1 million or more within a 12 month period.

NAS will pay a finder's fee at the plan sponsor level at the time of purchase to the dealer of record at the time of purchase at the following rates:

1.00% for sales of the Funds of $1 million up to $3 million
0.50% for sales of the Funds of $ 3 million up to $50 million
0.25% for sales of the Funds of $50 million or more

The finder's fee is paid on the aggregate assets of all Funds held at the plan sponsor level.

CONVERSION FEATURES FOR CLASS B SHARES. Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

         If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

FACTORS TO CONSIDER WHEN CHOOSING A CLASS OF SHARES. Before purchasing Class A shares or Class B shares of a Fund, investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated 12b-1 fee and potential CDSC on Class B shares prior to conversion (as described above) would be less than the initial sales charge and accumulated 12b-1 fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A shares as a result of the lower expenses. In this regard, to the extent that the sales charge for the Class A shares is waived or reduced investments in Class A shares become more desirable. NAS may refuse a purchase order for Class B shares of over $100,000.

         Although Class A shares are subject to a 12b-1 fee, they are not subject to the higher 12b-1 fee applicable to Class B shares. For this reason, Class A shares can be expected to pay correspondingly higher dividends per shares. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of Class B shares.

         As described above, purchasers of Class B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount may partially or wholly offset the expected higher annual expenses borne by Class B shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Class B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a CDSC ranging from 5.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the CDSC plus the aggregate annual Class B shares' 12b-1 fees to the cost of the initial sales charge and 12b-1 fee on the Class A shares. Over time the expense of the annual 12b-1 fee on the Class B shares may be equal to or exceed the initial sales charge and annual 12b-1 fee applicable to Class A shares.

         For example, if a Fund's net asset value remains constant and assuming no waiver of any 12b-1 fees, the aggregate 12b-1 fee with respect to Class B shares of a Fund would equal or exceed the initial sales charge and aggregate 12b-1 fee of Class A shares approximately eight years after the purchase. In order to reduce such fees for Class B Shareholders, Class B shares will be automatically converted to Class A shares, as described above, at the end of a seven-year period. This example assumes that the initial purchase of Class A shares would be subject to the maximum initial sales charge of 5.75% for the Stock Funds and 4.50% for the Bond Funds. This example does not take into account the time value of money which reduces the impact of the Class B shares' 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a 12b-1 fee, fluctuations in net asset value, any waiver of 12b-1 fees or the effect of different performance assumptions. For investors who are eligible to purchase Class D shares, the purchase of Class D shares will usually be preferable to purchasing Class A or Class B shares.

SIGNATURE GUARANTEE. A signature guarantee is required if the redemption is over $100,000, or if your account registration has changed within the last 30 days, or if the redemption check is made payable to anyone other than the registered shareholder, or if the proceeds are sent to a bank account not previously designated, or are mailed to an address other than the address of record. NAS reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, NAS reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If NAS decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

VALUATION OF SHARES

The net asset value per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time), each day that the Exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in portfolio securities of a Fund to materially affect the net asset value of that Fund (the "Valuation Time").

         The Funds will not compute net asset value on customary business holidays, including Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

         The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

         In determining net asset value, portfolio securities listed on national exchanges are valued at the last quoted sale price on the principal exchange, or if there is no sale on that day at the quoted bid price, or if the securities are traded in the over-the-counter market, at the last quoted sale price, or if no sale price, at the quoted bid prices; U.S. Government securities are valued at the quoted bid price; all prices obtained from an independent pricing organization. Money market obligations with remaining maturities of 10 days or less purchased by a non-money market fund are valued at amortized cost in accordance with provisions contained in Rule 2a-7 of the 1940 Act, as described below. Securities for which market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of VMF or its designee are valued at fair value in accordance with procedures adopted by the Board of Trustees.

         The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

         The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include withholding dividends or a revaluation of all or an appropriate portion of the Money Market Fund's assets based upon current market factors.

         The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to VMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

         Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

INVESTOR STRATEGIES

1 MONEY MARKET PLUS GROWTH--This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the Stock Funds.

         An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund, and monthly dividends are then automatically invested into one or more of the Stock Funds chosen by you at such Stock Fund's current offering price. Money Market Plus Growth gives investors stability of principal through the Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW. NOTE: Money Market

Fund dividends reinvested into one of the Stock Funds are subject to applicable sales charges.

2 MONEY MARKET PLUS INCOME--This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the Bond Funds.

         An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund and monthly dividends are then reinvested into one of the Bond Funds chosen by you at such Fund's current offering price.

         When short-term interest rates increase, Money Market Fund dividends usually also rise. At the same time, share prices of the Bond Funds generally decrease. So, with Money Market Plus Income, when you earn higher Money Market Fund dividends, you can generally purchase more shares of one of the Bond Funds at lower prices. Conversely, when interest rates and Money Market Fund dividends decrease, the share prices of the Bond Funds usually increase--you will automatically buy fewer shares of one of the Bond Funds at higher prices. The Prime Shares of the Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW. NOTE: Money Market Fund dividends reinvested into one of the Bond Funds are subject to applicable sales charges.

3 AUTOMATIC ASSET ACCUMULATION--This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

         You can get started with Automatic Asset Accumulation for as little as $25 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

4 AUTOMATIC ASSET TRANSFER--This systematic investment plan allows you to transfer $25 or more to a Stock or Bond Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Money Market Fund to another Fund, sales charges may apply if not already paid.

5 AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE)--You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

         NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NAS toll-free at 1-800-848-0920.

1 NO SALES CHARGE ON REINVESTMENTS--All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

2 EXCHANGE PRIVILEGE--The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. HOWEVER, AN EXCHANGE IS A SALE AND PURCHASE OF SHARES AND, FOR FEDERAL AND STATE INCOME TAX PURPOSES, MAY RESULT IN A CAPITAL GAIN OR LOSS.The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

EXCHANGES AMONG FUNDS

Exchanges may be made among any of the Funds within the same class or among any class in any of the Funds and Prime Shares of the Money Market Fund. For certain exchanges of Class A shares among the Funds, you may pay the difference between the sales charges, if a higher sales charge is applicable. Exchanges within Class B or Class D shares may be made without incurring a sales charge.

         An exchange from the Prime Shares of the Money Market Fund into another Fund will be subject to the applicable sales charge unless already paid. For an exchange into the Prime Shares of the Money Market Fund, the CDSC aging period for Class B shares will be stopped during the time period such Money Market Fund shares are held. If the Money Market Fund shares are subsequently sold, a CDSC will be charged at the level that would have been charged had the shares been sold at the time when they were exchanged into the Money Market Fund. If the Money Market Fund shares are exchanged back into Class B shares, the CDSC aging period will continue from the point in time when the shares were originally exchanged into the Money Market Fund.

         There is no administrative fee or exchange fee. The Trust reserves the right to reject any exchange request it believes will result in excessive transaction costs, or otherwise adversely affect other shareholders. For a description of CDSC see "Class B Shares of the Stock and Bond Funds and CDSC." The Trust reserves the right to change the exchange privilege upon at least 60 days' written notice to shareholders.

EXCHANGES MAY BE MADE THREE CONVENIENT WAYS:

BY TELEPHONE

         NAS NOW--You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option in the application, you will not have this automatic exchange privilege. NAS NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll-free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m.
         Eastern Time.

         CUSTOMER SERVICE LINE--By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll-free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

         NAS may record all instructions to exchange shares. NAS reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

         The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

         The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

BY MAIL OR FAX-- Write or fax to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX (614) 249-8705. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 P.M. Eastern Time will be processed as of the next business day. NAS reserves the right to require the original document if you use the fax method.

3 NO SALES CHARGE ON A REPURCHASE--If you redeem all or part of your Class A or D shares on which you paid a front-end sales charge, you have a one-time privilege to reinvest all or part of the redemption proceeds in any shares of the same class, without a sales charge, within 30 days after the effective date of the redemption. If you redeem Class B shares, and then reinvest the proceeds in Class B shares within 30 days, NAS will reinvest an amount equal to any CDSC you paid on redemption.

         If you realize a gain on your redemption, the transaction is taxable, and reinvestment will not alter any capital gains tax payable. If you realize a loss and you use the reinstatement privilege, some or all of the loss will not be allowed as a tax deduction depending upon the amount reinvested.

4 FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE MONEY MARKET FUND
ONLY)--You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.


INVESTOR SERVICES

1 NAS NOW AUTOMATED VOICE RESPONSE SYSTEM--Our toll-free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to NAS NOW. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

2 TOLL-FREE INFORMATION AND ASSISTANCE--Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 A.M. and 5 P.M. Eastern Time. Call toll-free: 1-800-848-0920 or contact NAS at our FAX telephone number (614) 249-8705.

3 RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND)--Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement

Accounts (IRAs), Roth IRAs, Educational IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

4 SHAREHOLDER CONFIRMATIONS--You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

5 CONSOLIDATED STATEMENTS--Shareholders of the Stock Funds receive quarterly statements as of the end of March, June, September and December. Shareholders of the Bond and Money Market Funds receive monthly statements. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

         For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

6 AVERAGE COST STATEMENT--This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

         Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

7 SHAREHOLDER REPORTS--All shareholders will receive reports semi-annually detailing the financial operations of the funds.

8 PROSPECTUSES--Updated prospectuses will be mailed to you annually.

9 UNDELIVERABLE MAIL--If mail from NAS to a shareholder is returned as undeliverable on three or more consecutive occasions, NAS will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until NAS receives notification of the shareholder's correct mailing address.

FUND PERFORMANCE ADVERTISING

CALCULATING MONEY MARKET FUND YIELD

Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation , the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class. As of October 30, 1998, the seven day current and effective yields for the Prime Shares of the Money Market Fund were 4.77% and 4.88%, respectively.

         The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

         Although the Fund determines its yield for each class on the basis of a seven calendar day period, it may use a different time span on occasion.

         There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN-- NON-MONEY MARKET FUNDS

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         Standardized yield and total return quotations will be computed separately for Class A, B, and D shares. Because of differences in fees and/or expenses borne by Class A, B, and D shares, the net yields and total returns on Class A, B and D shares can be expected, at any given time, to differ from class to class for the same period.

The uniformly calculated average annual (compound) total returns for Class D shares for the periods ended October 31, 1998 were as follows:

                                          1 YEAR                            5 YEAR                    10 YEAR OR LIFE
                                          ------                            ------                    ---------------
                                CLASS      CLASS     CLASS         CLASS     CLASS    CLASS         CLASS     CLASS   CLASS
                                A(1)       B(1)        D           A(1)      B(1)       D           A(1)      B(1)      D
                                ----       ----        -           ----      ----       -           ----      ----      -

Mid Cap Growth                  -.60%       .85%      .38%        13.79%    14.75%    14.01%       11.86%*   12.45%*   11.97%*
Growth                          9.27%     10.75%    10.72         15.72%    16.83%    16.03        13.44%    14.08%    13.59
Nationwide Fund                18.58%     20.10%    20.07         21.26%    22.38%    21.56        17.17%    17.80%    17.31
Bond                            4.00%      3.57%     4.20          5.15%     5.75%     5.19         8.02%     8.49%     8.04
Tax-Free                        2.07%      1.67%     2.27          3.19%     4.51%     3.95         6.79%     7.26%     6.81
LT U.S. Govt.                   6.04%      5.62%     6.15          6.14%     6.73%     6.16         8.80%     9.27%     8.82*
Intermediate U.S. Govt.         3.92%      3.41%     4.13          5.85%     6.44%     5.89         6.68%     7.36%     6.71**

(1) These returns include performance based on the Funds predecessors, which was achieved prior to the creation of the class (5/11/98), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B.

Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.

*  The life of the Funds is since 12/19/88.
** The life of the Fund is since 2/10/92.

         The Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Intermediate U.S. Government Bond Fund and Nationwide Long-Term U.S. Government Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

The following are the yields for the 30-day period ended October 30, 1998:

                               CLASS A         CLASS B          CLASS D
                               -------         -------          -------

Bond                            3.87%            3.46%          4.11%
Tax-Free                        3.45             3.02           3.68
LT U.S. Govt.                   4.49             4.16           4.65
Intermediate U.S. Govt.         4.61             4.32           4.81

The Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Assuming a tax rate of 36%, the tax equivalent yields for the Tax-Free Income Fund for the 30-day period ended October 31, 1998 were 5.23% for Class A shares, 4.72% for Class B shares, and 5.75% for Class D shares.

NONSTANDARD RETURNS

         The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

         Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

         Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth,

Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Columbus Dispatch, Investor's Business Daily, and Standard & Poor's Outlook.

The rankings may or may not include the effects of sales charges.


ADDITIONAL INFORMATION

DESCRIPTION OF SHARES--The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed; eight of these series are the Funds:

Series                                               Share Classes
------                                               -------------

Nationwide Mid Cap Growth Fund                       Class A, Class B, Class D
Nationwide Growth Fund                               Class A, Class B, Class D
Nationwide Fund                                      Class A, Class B, Class D
Nationwide Bond Fund                                 Class A, Class B, Class D
Nationwide Tax-Free Income Fund                      Class A, Class B, Class D
Nationwide Long-Term U.S. Government Bond Fund       Class A, Class B, Class D
Nationwide Intermediate U.S. Government Bond Fund    Class A, Class B, Class D
Nationwide Money Market Fund                         Class R, Prime Shares
Nationwide S&P 500 Index Fund                        Class R, Class Y,
                                                     Local Fund Shares
Morley Capital Accumulation Fund                     ISC Shares, IC Shares,
                                                     IRA Shares
Prestige Large Cap Value Fund                        Class A, Class B, Class Y
Prestige Large Cap Growth Fund                       Class A, Class B, Class Y
Prestige Small Cap Fund                              Class A, Class B, Class Y
Prestige Balanced Fund                               Class A, Class B, Class Y
Prestige International Fund                          Class A, Class B, Class Y

You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS--Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of fundamental investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of Class A shares, Class B shares, or Prime Shares will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.


ADDITIONAL GENERAL TAX INFORMATION

         Each of the fifteen Funds of the Trust is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE TAX-FREE INCOME FUND

         The Tax-Free Income Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Free Income Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Tax-Free Income Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Free Income Fund may not be an appropriate investment for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Tax-Free Income Fund.

         The Code permits a regulated investment company which invests in municipal securities to pay to its shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of municipal securities.

         An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Income Fund that is derived from interest received by the Tax-Free Income Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of the Tax-Free Income Fund's taxable year. The percentage of the total dividends paid by the Tax-Free Income Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders of the Tax-Free Income Fund receiving dividends during such year. Exempt-interest dividends shall be treated by the Tax-Free Income Fund's shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder is a

"substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the municipal securities held by the Tax-Free Income Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of such exempt-interest dividend.

         In general, interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if the Tax-Free Income Fund distributes exempt-interest dividends during the shareholder's taxable year. A shareholder of the Tax-Free Income Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry shares of the Tax-Free Income Fund if the Tax-Free Income Fund distributes exempt-interest dividends during the shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding shares of the Tax-Free Income Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by shareholders of the Tax-Free Income Fund.

         In the event the Tax-Free Income Fund realizes long-term capital gains, the Tax-Free Income Fund intends to distribute any realized net long-term capital gains annually. If the Tax-Free Income Fund distributes such gains, the Tax-Free Income Fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as mid-term or long-term capital gains, respectively, regardless of how long the shareholders have held their shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Tax-Free Income Fund to the shareholders not later than sixty days after the close of the Tax-Free Income Fund's taxable year. It should be noted, however, that long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket). Any net short-term capital gains are taxed at ordinary income tax rates. If a shareholder receives a capital gain dividend with respect to any share and then sells the share before he has held it for more than six months, any loss on the sale of the share is treated as long-term capital loss to the extent of the capital gain dividend received.

         Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Since the Tax-Free Income Fund may invest up to 20% of its net assets in municipal securities the interest on which may be treated as a tax preference item, a portion of the exempt-interest dividends received by shareholders from the Tax-Free Income Fund may be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the Tax-Free Income Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Tax-Free Income Fund to corporate shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20%.

         For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Tax-Free Income Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

         Distributions of exempt-interest dividends by the Tax-Free Income Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Tax-Free Income Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Tax-Free Income Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         As indicated in its Prospectus, the Tax-Free Income Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments Puts" in this Statement of Additional Information. The policy of the Tax-Free Income Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax-Free Income Fund could acquire under the 1940 Act. Therefore, although the Tax-Free Income Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Under Section 1256 of the Code, gain or loss realized by the Tax-Free Income Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Tax-Free Income Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Tax-Free Income Fund characterized in the manner described above.

         Offsetting positions held by the Tax-Free Income Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Tax-Free Income Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Tax-Free Income Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Tax-Free Income Fund, losses realized by the Tax-Free Income Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Tax-Free Income Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Tax-Free Income Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Tax-Free Income Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

MAJOR SHAREHOLDERS

As of February 22, 1999, Nationwide Life Insurance Company directly owned, controlled and held power to vote 5.4% of the outstanding shares of the Mid Cap Growth Fund. As of February 22, 1999, Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled or held power to vote 28.1% of the Growth Fund, 36.2% of the Nationwide Fund, 23.4% of the Bond Fund, and 50.8% of the Money Market Fund.

Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

FINANCIAL STATEMENTS

 The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 1998 are incorporated by reference to the Trust's Annual Report. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll-free 1-800-848-0920.

APPENDIX A

BOND RATINGS

STANDARD & POOR'S DEBT RATINGS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

         AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

         B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

         CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

         CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

         D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL BOND

Excerpts from Moody's Investors Service Inc., description of its three highest bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations. Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa 1, A 1, Ba 1 and B 1.

Excerpts from Standard & Poor's Corporation description of its three highest bond ratings: AAA--highest grade obligations; AA--also qualify as highgrade obligations, and, in the majority of instances, differ from AAA issues only in small degree; A--strong ability to pay interest and repay principle although more susceptible to change in circumstances.

STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3--Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH/IBCA, INC. BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch/IBCA's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch/IBCA ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch/IBCA ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch/IBCA believes to be reliable. Fitch/IBCA does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  Fitch/IBCA speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch/IBCA's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

                  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

                  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C         Bonds are in imminent default in payment of interest or principal.

DDD,     Bonds are in default on interest and/or principal payments. Such bonds
DD       are & extremely speculative, and should be valued on the basis of their
D ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

         DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

                  These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

                  Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

                  The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.


RATING
SCALE             DEFINITION
-----             ----------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+               High credit quality. Protection factors are strong. Risk is
AA                modest, but may vary slightly

AA-               from time to time because of economic conditions.

A+ Protection factors are average but adequate. A However, risk factors are more variable and A- greater in periods of economic stress.

BBB+              Below average protection factors but still
BBB               considered sufficient for prudent investment.
BBB-              Considerable variability in risk during economic cycles.

BB+               Below investment grade but deemed likely to meet
BB                obligations when due. Present or prospective
BB-               financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                Below investment grade and possessing risk that
B                 obligations will not be met when due. Financial
B-                protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent Changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                Preferred stock with dividend arrearages.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

STANDARD & POOR'S NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

         Note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS

         Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY'S NOTE RATINGS

         MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH/IBCA, INC. SHORT-TERM RATINGS

         Fitch/IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                  F1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  F1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F1+'.

                  F2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F1+' and 'F1' ratings.

                  F3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

                  B Speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  D Default. Issues assigned this rating are in actual or imminent payment default.

DUFF & PHELPS SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

RATING SCALE DEFINITION

                           High Grade

         D-1+          Highest certainty of timely payment. short-term
                   liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1           Very high certainty of timely payment. Liquidity
                  factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1-          High certainty of timely payment. Liquidity factors
                  are strong and supported by good fundamental protection factors. Risk factors are very small.

                           Good Grade

         D-2           Good certainty of timely payment. Liquidity factors
                  and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                           Satisfactory Grade

         D-3           Satisfactory liquidity and other protection factors
                  qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                            Non-investment Grade

         D-4           Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                           Default

         D-5           Issuer failed to meet scheduled principal and/or interest
                  payments.

THOMSON'S SHORT-TERM RATINGS

         The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

         TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

BOND RATINGS

Bonds rated AA or AAA by Duff & Phelps are deemed to be high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated AA or AAA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

Moody's three highest bond ratings are: Aaa - judged to be the best quality - carry the smallest degree of investment risk; Aa - judged to be high quality by all standards; A possess favorable attributes and are considered "upper medium" grade obligations.

Standard & Poor's three highest bond ratings are: AAA - highest grade obligations - possess the ultimate degree of protection and indicates an extremely strong capacity to pay principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differ only in small degrees from issues rated AAA; A - strong ability to pay interest and repay principal although more susceptible to change in circumstances.

Bonds rated AA or AAA by IBCA indicates a very strong capacity for timely repayment of debt. Margins of protection may not be as large as for AAA issues.

Bonds rated AA or AAA by Thomson indicates ability to repay principal and interest on a timely basis. Bonds rated AA may have limited incremental risk versus AAA issues.

Bonds BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal for debt in this category than in higher rated categories.

PART B:
STATEMENT OF ADDITIONAL INFORMATION NOVEMBER 2, 1998 (REVISED SEPTEMBER 1, 1999)

NATIONWIDE MUTUAL FUNDS
CLASS R AND Y SHARES
NATIONWIDE S&P 500 INDEX FUND

         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectuses for the Class R and Class Y shares of the Nationwide S&P 500 Index Fund and should be read in conjunction with those prospectuses dated November 2,1998 as supplemented September 1, 1999. The prospectuses for all three classes of the S&P 500 Index Fund may be obtained from Nationwide Advisory Services, Inc. (NAS), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

General Information and History                                     1
Investment Objectives and Policies                                  1
Investment Restrictions                                             8
Trustees and Officers of the Trust                                 10
Investment Advisory and Other Services                             12
Brokerage Allocation                                               18
Calculating Yield and Total Return                                 18
Nonstandard Returns                                                18
Additional Information                                             19
Additional General Tax Information                                 19
Financial Statement                                                22

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds ("NMF") (formerly Nationwide Investing Foundation III ("NIF III")) is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997, as subsequently amended.

INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. The investment objective is fundamental and may not be changed without shareholder approval. The investment policy and types of permitted investments described here may be changed without approval by the shareholders. There is no guarantee that the Fund's investment objective will be realized.

MONEY MARKET INSTRUMENTS. The Fund may invest in certain types of money market instruments which may include the following types of instruments:

         -- obligations with remaining maturities of 13 months or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation;

         -- repurchase agreements;

         -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States (Eurodollars) and subsidiaries located in Canada), domestic branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

         -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by the Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities. The Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower at least 100% collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

BORROWING. The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed). In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

         The Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Fund has established a line-of-credit ("LOC") with its custodian by which it may borrow for temporary or emergency purposes. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS. As discussed in the Prospectuses, Villanova Mutual Fund Capital Trust ("VMF") (the "Adviser") or the Subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts, but primarily stock index futures, to hedge the Fund's portfolio or for risk management. Derivations are financial instruments whose value and performance are based on the value and performance of another security, financial instrument or index.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon VMF's or the Subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because VMF or the Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the Federal income tax treatment of the Fund's derivative instruments, see "Additional General Tax Information".

         OPTIONS. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction". In order to close out an option position, the Fund may enter into a "closing transaction", the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         Transactions using OTC options expose the Fund to certain risks. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call , or less than, in the case of a put, the exercise price of the option. Price movements in securities in which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations acquiring and holding the underlying securities. The Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         FUTURES CONTRACTS. The Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when VMF or the Subadviser believes it is more advantageous to the Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

         The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund.

THE FUND:

       - May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

       - May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

       - May not purchase or sell real estate, except that the Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

       - May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

       - May not lend any security or make any other loan, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

       - May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

In addition, the Fund may not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

TRUSTEES AND OFFICERS
 OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 62
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 71
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

THOMAS J. KERR, IV, Trustee*, Age 65
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 64
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd - Suite #210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor.

CHRISTOPHER A. CRAY, Assistant Treasurer
Three Nationwide Plaza, Columbus, Ohio

Mr. Cray is Treasurer of Villanova Mutual Fund Capital Trust, the adviser and Nationwide Advisory Services, Inc., the Distributor. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. VMF reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund

Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.


                               COMPENSATION TABLE

                                             PENSION
                                           RETIREMENT
                               AGGREGATE    BENEFITS      ANNUAL       TOTAL
                             COMPENSATION  ACCRUED AS    BENEFITS  COMPENSATION
NAME OF PERSON,                  FROM     PART OF FUND     UPON    FROM THE FUND
POSITION                       THE TRUST    EXPENSES    RETIREMENT    COMPLEX**
John C. Bryant, Trustee        $ 10,000      --0--        --0--      $21,000
C. Brent DeVore,  Trustee        10,000      --0--        --0--       12,250
Sue A. Doody, Trustee            10,000      --0--        --0--       21,000
Robert M Duncan,  Trustee        10,000      --0--        --0--       21,000
Thomas J. Kerr, IV,  Trustee     10,000      --0--        --0--       21,000
Douglas F. Kridler, Trustee      10,000      --0--        --0--       21,000
Dimon R. McFerson, Trustee       --0--       --0--        --0--       --0--
Nancy C. Thomas,  Trustee        10,000      --0--        --0--       10,000
David C. Wetmore, Trustee        10,000      --0--        --0--       12,250


**The Fund Complex includes Trusts comprised of thirty four investment company portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of the Investment Advisory Agreement dated May 9, 1998, as amended as of November 2, 1998 and September 1, 1999, VMF oversees the investment of the assets for the S&P 500 Index Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

VMF, a Delaware business trust, is a wholly owned subsidiary Villonova Capital Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The S&P 500 Index Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets for investment advisory services.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

The Adviser pays the compensation of the Trustees and officers affiliated with the Adviser. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration

Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

         Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Fund. Effective September 1, 1999, the investment advisory services previously performed for the Fund by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. After the transfer, there was no change in the fees charged for investment advisory services to the Fund.

For services provided under the Investment Management Agreement, VMF receives an annual fee paid monthly based on average daily net assets of each fund in the Trust (except the Morley Capital Accumulation Fund) (the "Funds") according to the following schedule:

           FUND                        ASSETS                            FEE

Nationwide Mid Cap            $0 up to $250 million                     0.60%
Growth Fund, Nationwide       $250 million up to $1 billion             0.575%
Growth Fund, and              $1 billion up to $2 billion               0.55%
Nationwide Fund               $2 billion up to $5 billion               0.525%
                              $5 Billion and more                       0.50%

Nationwide Bond Fund,         $0 up to $250 million                     0.50%
Nationwide Tax-Free           $250 million up to $1 billion             0.475%
Income Fund, Nationwide       $1 billion up to $2 billion               0.45%
Long-Term U.S.                $2 billion up to $5 billion               0.425%
Government Bond Fund,         $5 Billion and more                       0.40%
and Nationwide
Intermediate U.S.
Government Bond Fund

Nationwide Money Market       $0 up to $1 billion                       0.40%
Fund                          $1 billion up to $2 billion               0.38%
                              $2 billion up to $5 billion               0.36%
                              $5 billion and more                       0.34%

Nationwide S&P 500 Index      all assets                                0.13%
Fund                          up to $100 million                        0.75%
Large Cap Value               $100 million or more                      0.70%

           FUND                        ASSETS                            FEE

Large Cap Growth              up to $150 million                        0.80%
                              $150 million or more                      0.70%

Balanced                      up to $100 million                        0.75%
                              $100 million or more                      0.70%

Small Cap                     up to $100 million                        0.95%
                              $100 million or more                      0.80%

International                 up to $200 million                        0.85%
                              $200 million or more                      0.80%

During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following fees for investment advisory services*:

                         FISCAL YEARS ENDED OCTOBER 31,

NATIONWIDE FUND                     1998               1997              1996

Mid Cap Growth                     $61,706            $63,883            $54,053
Growth                           4,894,110          3,750,599          3,212,196
Nationwide Fund                  9,977,231          5,938,011          4,425,921
Bond                               647,809            629,068            663,545
Tax-Free                         1,505,626          1,810,070          1,855,962
Long-Term U.S. Government          254,928            343,259            414,415
Intermediate U.S. Government       266,473            256,016            255,149
Money Market**                   3,857,898          3,519,727          2,969,392

* The fees paid to NAS during the fiscal years ended October 31, 1998, 1997, and 1996 were paid by funds that were acquired by NIF III in a reorganization that occurred on May 9, 1998. As part of the reorganization, NIF III acquired all of the assets and assumed all of the liabilities of each of the funds in Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust.

** Net of waivers of $221,174, $389,150 and $328,076 for 1998, 1997 and 1996,
respectively.

The Subadviser - Subject to the supervision of the Adviser and the Trust's Board of Trustees, The Dreyfus Corporation manages the S&P 500 Index Fund's assets in accordance with such Fund's investment objective and policies. The Subadviser shall make investment decisions for the S&P 500 Index Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

          .07% on the first $250 million in assets
          .06% on the next $250 million in assets
          .05% on the next $500 million in assets
          .04% over $1 billion in assets

Below is a brief description of the Subadviser.

The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

DISTRIBUTOR

NAS serves as agent for the Fund in the distribution of its Shares pursuant to an Underwriting Agreement dated as of May 9, 1998, as amended as of November 2, 1998, (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act which permits the Fund to compensate NAS as the Fund's Distributor, for expenses associated with distribution of shares. Although actual distribution expenses may be more or less, under the Plan the Fund shall pay an annual fee not exceeding .15% of the average daily net assets of Class R shares of the Nationwide S&P 500 Index Fund to NAS. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was approved by the Board of Trustees on November 7, 1997 and amended and approved by the Board of Trustees on May 8, 1998 and September 1 1998. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by the vote of the Trustees including a majority of Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes the Plan is in the best interest of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's Shares including, but not limited to, those discussed above.

The Fund has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc. (1)

-----------------------------
(1)Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund or the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in
-------------------
determining, composing or calculating the S&P 500 Index. S&P is not responsible for or has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 Index have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

OTHER SERVICES FOR THE FUND

Under a separate Fund Administration Agreement dated May 9, 1998 as amended September 1, 1999, Villanova SA Capital Trust ("VSA") provides for various administrative and accounting services, including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports. For these services the Fund pays NAS an annual fee in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

Prior to September 1, 1999, Nationwide Advisory Services, Inc. provided fund administration services to the Fund. Effective September 1, 1999, the fund administration services previously performed for the Funds by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for the Fund.

Under the terms of an Administrative Services Plan, the Fund may enter into Servicing Agreements with entities who agree to provide certain administrative support services in connection with the Class R and Class Y shares of the Fund. Such administrative support services include but are not limited to the following: establishing and maintaining contractholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing contract sub-accounting, answering inquiries regarding the contracts and the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders as necessary and, with respect to meetings of shareholders, collecting tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, pursuant to which Nationwide Financial Services Inc. has agreed to provide certain administrative support services in connection with Class R and Class Y shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Financial Services, Inc. and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class R and Class Y shares held by customers of Nationwide Life Insurance Company or such other entity.

Nationwide Investors Services, Inc. ("NISI") is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NISI, a wholly-owned subsidiary of VSA receives fees for transfer agent services to the Fund in the amount of .01% annually of average daily net assets of the S&P 500 Index Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Fund and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy making functions for the Funds.

KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

ALLOCATION OF PORTFOLIO BROKERAGE-- There is no commitment by VMF or the Subadviser to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Fund are placed where, in the judgment of VMF or the Subadviser, the best executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Fund. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. The Fund and the Subadviser believe that these services and information, which in many cases would be otherwise unavailable to the Subadviser, are of significant value to the Subadviser, but it is not possible to place an exact dollar value thereon. The Subadviser does not believe that the receipt of such services and information tends to reduce materially its expenses.

In the case of securities traded in the over-the-counter market, the Fund will normally deal with the market makers for such securities unless better prices can be obtained through brokers.

CALCULATING YIELD AND TOTAL RETURN

The Fund may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if the Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns, the current maximum applicable sales charge is deducted from the initial investment. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

NONSTANDARD RETURNS

The Fund may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. Upon liquidation of a portfolio or series, its shareholders are entitled to share pro rata in the net assets of such portfolio or series available for distribution to shareholders.

VOTING RIGHTS--Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the

Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION

         Each of the fifteen Funds of the Trust is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

         Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

FINANCIAL STATEMENTS

Since Class R and Y shares of the Fund did not begin operations until after November 1, 1998, there are no financial statements for these classes.

PART B:
             STATEMENT OF ADDITIONAL INFORMATION DECEMBER 21, 1999
                          (REVISED SEPTEMBER 1, 1999)

NATIONWIDE MUTUAL FUNDS
LOCAL FUND SHARES
NATIONWIDE S&P 500 INDEX FUND

         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectus for the Local Fund Shares of the Nationwide S&P 500 Index Fund and should be read in conjunction with the prospectus dated December 21, 1998 as supplemented September 1, 1999. The prospectuses for all three classes of the S&P 500 Index Fund may be obtained from Nationwide Advisory Services, Inc.
(NAS), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

General Information and History                                    1
Investment Objectives and Policies                                 1
Investment Restrictions                                            9
Trustees and Officers of the Trust                                11
Investment Advisory and Other Services                            13
Brokerage Allocation                                              19
Calculating Yield and Total Return                                19
Nonstandard Returns                                               19
Additional Information                                            20
Additional General Tax Information                                20
Major Shareholders                                                23
Financial Statements                                              24

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds ("NMF") (formerly Nationwide Investing Foundation III ("NIF III") is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997, as subsequently amended.

INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. The investment objective is fundamental and may not be changed without shareholder approval. The investment policy and types of permitted investments described here may be changed without approval by the shareholders. There is no guarantee that the Fund's investment objective will be realized.

MONEY MARKET INSTRUMENTS. The Fund may invest in certain types of money market instruments which may include the following types of instruments:

-- obligations with remaining maturities of 13 months or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation;

     -- repurchase agreements;

     -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States (Eurodollars) and subsidiaries located in Canada), domestic branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

     -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by the Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities. The Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower at least 100% collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

BORROWING. The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed). In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

         The Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Fund has established a line-of-credit ("LOC") with its custodian by which it may borrow for temporary or emergency purposes. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS. As discussed in the Prospectuses, Villanova Mutual Fund Capital Trust ("VMF") (the "Adviser") or the Subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts, but primarily stock index futures, to hedge the Fund's portfolio or for risk management. Derivations are financial instruments whose value and performance are based on the value and performance of another security, financial instrument or index.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon VMF's or the Subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because VMF or the Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the Federal income tax treatment of the Fund's derivative instruments, see "Additional General Tax Information".

         OPTIONS. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction". In order to close out an option position, the Fund may enter into a "closing transaction", the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         Transactions using OTC options expose the Fund to certain risks. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call , or less than, in the case of a put, the exercise price of the option. Price movements in securities in which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations acquiring and holding the underlying securities. The Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         FUTURES CONTRACTS. The Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when VMF or the Subadviser believes it is more advantageous to the Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

         The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

SPDRS

The Fund may invest in Standard & Poor's Depository Receipts ("SPDRS"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDRs price can be volatile, a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund.

THE FUND:

- May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell real estate, except that the Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

- May not lend any security or make any other loan, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

In addition, the Fund may not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

TRUSTEES AND OFFICERS
 OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 62
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 71
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

THOMAS J. KERR, IV, Trustee*, Age 65
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 64
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd - Suite #210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor.

CHRISTOPHER A. CRAY, Assistant Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Cray is Treasurer of Villanova Mutual Fund Capital Trust, the adviser and Nationwide Advisory Services, Inc., the Distributor. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. VMF reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

COMPENSATION TABLE

                                                               PENSION
                                                             RETIREMENT
                                          AGGREGATE           BENEFITS           ANNUAL            TOTAL
                                        COMPENSATION         ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                             FROM            PART OF FUND          UPON         FROM THE FUND
POSITION                                 THE TRUST            EXPENSES         RETIREMENT        COMPLEX**
John C. Bryant, Trustee                 $ 10,000                --0--              --0--          $21,000
C. Brent DeVore,  Trustee                 10,000                --0--              --0--           12,250
Sue A. Doody, Trustee                     10,000                --0--              --0--           21,000
Robert M Duncan,  Trustee                 10,000                --0--              --0--           21,000
Thomas J. Kerr, IV,  Trustee              10,000                --0--              --0--           21,000
Douglas F. Kridler, Trustee               10,000                --0--              --0--           21,000
Dimon R. McFerson, Trustee                 --0--                --0--              --0--            --0--
Nancy C. Thomas,  Trustee                 10,000                --0--              --0--           10,000
David C. Wetmore, Trustee                 10,000                --0--              --0--           12,250

**The Fund Complex includes Trusts comprised of thirty four investment company portfolios.


INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of the Investment Advisory Agreement dated May 9, 1998, as amended as of November 1, 1998 and September 1, 1999, VMF oversees the investment of the assets for the S&P 500 Index Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

VMF, a Delaware business trust, is a wholly owned subsidiary Villonova Capital Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The S&P 500 Index Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets for investment advisory services.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

The Adviser pays the compensation of the Trustees and officers affiliated with the Adviser. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

         Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Fund. Effective September 1, 1999, the investment advisory services previously performed for the Fund by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. After the transfer, there was no change in the fees charged for investment advisory services to the Fund.

For services provided under the Investment Advisory Agreement, VMF receives an annual fee paid monthly based on average daily net assets of each fund in the Trust (the "Funds") (except the Morley Capital Accumulation Fund) according to the following schedule:

                 FUND                                  ASSETS                                   FEE
Nationwide Mid Cap Growth Fund,           $0 up to $250 million                                0.60%
Nationwide Growth Fund, and
Nationwide Fund
                                          $250 million up to $1 billion                        0.575%
                                          $1 billion up to $2 billion                          0.55%
                                          $2 billion up to $5 billion                          0.525%
                                          $5 Billion and more                                  0.50%

Nationwide Bond Fund,                     $0 up to $250 million                                0.50%
Nationwide Tax-Free Income Fund,
Nationwide Long-Term U.S. Government
Bond Fund, and Nationwide
Intermediate U.S. Government Bond Fund

                                          $250 million up to $1 billion                        0.475%
                                          $1 billion up to $2 billion                          0.45%
                                          $2 billion up to $5 billion                          0.425%
                                          $5 Billion and more                                  0.40%
Nationwide Money Market Fund              $0 up to $1 billion                                  0.40%
                                          $1 billion up to $2 billion                          0.38%
                                          $2 billion up to $5 billion                          0.36%
                                          $5 billion and more                                  0.34%

Nationwide S&P 500 Index Fund             all assets                                           0.13%

Large Cap Value                           up to $100 million                                   0.75%
                                          $100 million or more                                 0.70%

Large Cap Growth                          up to $150 million                                   0.80%
                                          $150 million or more                                 0.70%

Balanced                                  up to $100 million                                   0.75%

                 FUND                                  ASSETS                                   FEE
                                          $100 million or more                                 0.70%

Small Cap                                 up to $100 million                                   0.95%
                                          $100 million or more                                 0.80%

International                             up to $200 million                                   0.85%
                                          $200 million or more                                 0.80%

During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following fees for investment advisory services*:

                         FISCAL YEARS ENDED OCTOBER 31,

NATIONWIDE FUND
                                          1998                         1997                         1996
Mid Cap Growth                           $61,706                      $63,883                       $54,053
Growth                                 4,894,110                    3,750,599                     3,212,196
Nationwide Fund                        9,977,231                    5,938,011                     4,425,921
Bond                                     647,809                      629,068                       663,545
Tax-Free                               1,505,626                    1,810,070                     1,855,962
Long-Term U.S. Government                254,928                      343,259                       414,415
Intermediate U.S. Government             266,473                      256,016                       255,149
Money Market**                         3,857,898                    3,519,727                     2,969,392

* The fees paid to NAS during the fiscal years ended October 31, 1998, 1997, and 1996 were paid by funds that were acquired by NIF III in a reorganization that occurred on May 9, 1998. As part of the reorganization, NIF III acquired all of the assets and assumed all of the liabilities of each of the funds in Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust.

** Net of waivers of $221,174, $389,150 and $328,076 for 1998, 1997 and 1996,
respectively.

During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS waived advisory fees for the S&P 500 Index Fund in the amount of $7,315.

THE SUBADVISER - Subject to the supervision of the Adviser and the Trust's Board of Trustees, The Dreyfus Corporation manages the S&P 500 Index Fund's assets in accordance with such Fund's investment objective and policies. The Subadviser shall make investment decisions for the S&P 500 Index Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on the first $250 million in assets
         .06% on the next $250 million in assets
         .05% on the next $500 million in assets
         .04% over $1 billion in assets.

During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS paid $3,939 in fees to the Subadviser.

Below is a brief description of the Subadviser.

The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

DISTRIBUTOR

NAS serves as agent for the Fund in the distribution of its Shares pursuant to an Underwriting Agreement dated as of May 9, 1998, as amended as of November 2, 1998, (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act which permits the Fund to compensate NAS as the Fund's Distributor, for expenses associated with distribution of shares. Although actual distribution expenses may be more or less, under the Plan the Fund shall pay an annual fee not exceeding .07% of the average daily net assets of the Local Fund Shares of the Nationwide S&P 500 Index Fund to NAS. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers. During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS received $3,939 in 12b-1 fees from the Fund.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was approved by the Board of Trustees on November 7, 1997 and amended and approved by the Board of Trustees on May 8, 1998, September 1 1998 and November 6, 1998. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the

Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by the vote of the Trustees including a majority of Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes the Plan is in the best interest of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's Shares including, but not limited to, those discussed above.

The Fund has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc. 1

(1)Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund or the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for or has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 Index have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

OTHER SERVICES FOR THE FUND

Under a separate Fund Administration Agreement dated May 9, 1998 as amended November 2, 1998 and September 1, 1999, Villanova SA Capital Trust ("VSA") also for provides various administrative and accounting services, including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports. For these services the Fund pays VSA an annual fee in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

Prior to September 1, 1999, Nationwide Advisory Services, Inc. provided fund administration services to the Funds. Prior to September 1, 1999, Nationwide Advisory Services, Inc. provided fund administration services to the Fund. Effective September 1, 1999, the fund administration services previously performed for the Funds by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for the Fund.

Nationwide Investors Services, Inc. ("NISI") is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NISI, a wholly-owned subsidiary of VSA receive fees for transfer agent services to the Fund in the amount of .01% annually of average daily net assets of the S&P 500 Index Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services. During the period from July 24, 1998 (date of commencement of operations) through October 31 1998, NISI received $563 in transfer agent fees from the Fund.

The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Fund and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy making functions for the Funds.

KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

ALLOCATION OF PORTFOLIO BROKERAGE-- ALLOCATION OF PORTFOLIO BROKERAGE-- There is no commitment by VMF or the Subadviser to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Fund are placed where, in the judgment of VMF or the Subadviser, the best executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Fund. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. The Fund and the Subadviser believe that these services and information, which in many cases would be otherwise unavailable to the Subadviser, are of significant value to the Subadviser, but it is not possible to place an exact dollar value thereon. The Subadviser does not believe that the receipt of such services and information tends to reduce materially its expenses.

During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, the Fund paid brokerage commissions in the amount of $8,386.

In the case of securities traded in the over-the-counter market, the Fund will normally deal with the market makers for such securities unless better prices can be obtained through brokers.

CALCULATING YIELD AND TOTAL RETURN

The Fund may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if the Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns, the current maximum applicable sales charge is deducted from the initial investment. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The Fund's average annual total return for the period from July 24, 1998 (date of commencement of operations) through October 31, 1998 was (3.08%).

NONSTANDARD RETURNS

The Fund may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. Upon liquidation of a portfolio or series, its shareholders are entitled to share pro rata in the net assets of such portfolio or series available for distribution to shareholders.

VOTING RIGHTS--Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION

         Each of the fourteen Funds of the Trust is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

         Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

MAJOR SHAREHOLDERS

As of October 31, 1998 Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled or held power to vote all of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        NATIONWIDE(R) S&P 500 INDEX FUND
                               LOCAL FUND SHARES

                                 ANNUAL REPORT
                                OCTOBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        NATIONWIDE(R) S&P 500 INDEX FUND
                               LOCAL FUND SHARES
                                 ANNUAL REPORT
                                OCTOBER 31, 1998

                               TABLE OF CONTENTS

Independent Auditors' Report................................    1
Statement of Investments....................................    2

Statement of Assets and Liabilities.........................    9
Statement of Operations.....................................   10
Statement of Changes in Net Assets..........................   11
Financial Highlights........................................   12
Notes to Financial Statements...............................   13

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
  Nationwide Investing Foundation III:

We have audited the accompanying statement of assets and liabilities of the Nationwide Investing Foundation III -- Nationwide S&P 500 Index Fund (the Fund), including the statement of investments, as of October 31, 1998, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from July 24, 1998 (commencement of operations) through October 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1998, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nationwide Investing Foundation III -- Nationwide S&P 500 Index Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 24, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
November 20, 1998

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               1

                        NATIONWIDE(R) S&P 500 INDEX FUND

                  STATEMENT OF INVESTMENTS -- OCTOBER 31, 1998

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         COMMON STOCK -- AFFILIATED (0.2%)
         FINANCIAL -- BANKS
  700    Mellon Bank Corp.                  $   42,087
                                            ==========
         TOTAL COMMON STOCK -- AFFILIATED
         (cost $42,875)
         COMMON STOCK -- UNAFFILIATED (99.5%)
         AEROSPACE (1.1%)
  100    Aeroquip-Vickers, Inc.                  3,150
2,600    Boeing Co. (The)                       97,500
  300    General Dynamics Corp.                 17,756
  200    Goodrich (B.F.) Co.                     7,200
  500    Lockheed Martin Corp.                  55,687
  600    United Technologies Corp.              57,150
                                            ----------
                                               238,443
                                            ----------
         AIRLINES (0.5%)
  500    AMR Corp.*                             33,500
  200    Delta Air Lines, Inc.                  21,112
  400    Federal Express Corp.*                 21,025
  750    Southwest Airlines                     15,891
  200    U.S. Airways Group, Inc.*              11,312
                                            ----------
                                               102,840
                                            ----------
         ALUMINUM (0.3%)
  500    Alcan Aluminum Ltd.                    12,656
  500    Aluminum Co. of America                39,625
  200    Reynolds Metals Co.                    11,987
                                            ----------
                                                64,268
                                            ----------
         APPAREL (0.2%)
  200    Fruit of the Loom, Inc.*                3,050
  100    Liz Claiborne, Inc.                     2,937
  700    Nike, Inc. Class B                     30,581
  100    Reebok International Ltd.*              1,662
  100    Russell Corp.                           2,456
  300    V F Corp.                              12,544
                                            ----------
                                                53,230
                                            ----------
         BEVERAGES (2.6%)
6,200    Coca-Cola Co.                         419,275
1,000    Coca-Cola Enterprises, Inc.            36,062
3,700    PepsiCo, Inc.                         124,875
                                            ----------
                                               580,212
                                            ----------
         BEVERAGES -- OTHER (0.6%)
  100    Adolph Coors Co. Class B                5,000
1,200    Anheuser-Busch Cos., Inc.              71,325
  200    Brown-Forman Corp. Class B             13,587
  400    Fortune Brands, Inc.                   13,225
  900    Seagram Co. Ltd.                       29,587
                                            ----------
                                               132,724
                                            ----------

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         BUSINESS MACHINERY (6.4%)
1,100    3COM Corp.*                        $   39,669
  300    Apple Computer, Inc.*                  11,137
  300    Cabletron System, Inc.*                 3,412
3,850    Cisco Systems, Inc.*                  242,550
4,100    Compaq Computer Corp.*                129,662
  100    Data General Corp.*                     1,700
3,200    Dell Computer Corp.*                  209,600
1,200    EMC Corp.*                             77,250
  400    Gateway 2000, Inc.*                    22,325
2,600    Hewlett-Packard Co.*                  156,487
  300    IKON Office Solutions, Inc.             2,831
2,300    International Business Machines
         Corp.                                 341,406
  700    Pitney Bowes, Inc.                     38,544
  500    Seagate Technology*                    13,187
  400    Silicon Graphics, Inc.*                 4,500
  900    Sun Microsystems, Inc.*                52,425
  800    Xerox Corp.                            77,500
                                            ----------
                                             1,424,185
                                            ----------
         CAPITAL GOODS (5.7%)
  800    Applied Materials, Inc.*               27,750
  100    Briggs & Stratton                       4,700
  200    Case Corp.                              4,400
  900    Caterpillar, Inc.                      40,500
  150    Crane Co.                               4,322
  100    Cummins Engine, Inc.                    3,412
  800    Deere & Co.                            28,300
  500    Dover Corp.                            15,875
  200    Eaton Corp.                            13,537
1,100    Emerson Electric Co.                   72,600
8,100    General Electric Co.                  708,750
  400    Genuine Parts Co.                      12,600
  200    Grainger (W.W.), Inc.                   9,212
  100    Harnischfeger Industries, Inc.            944
  600    Illinois Tool Works, Inc.              38,475
  400    Ingersoll-Rand Co.                     20,200
  300    ITT Industries, Inc.                   10,725
  100    McDermott International, Inc.           2,931
  100    Milacron, Inc.                          1,937
  100    Millipore Corp.                         2,462
1,000    Minnesota Mining & Manufacturing
         Co.                                    80,000
  300    Pall Corp.                              7,575
  300    Parker-Hannifin Corp.                  10,725
  100    Perkin-Elmer Corp. (The)                8,431
  100    Snap-on, Inc.                           3,544
  200    Stanley Works (The)                     6,000
  400    Textron, Inc.                          29,750
  300    Thermo Electron Corp.*                  5,981
  100    Timken Co. (The)                        1,781
1,652    Tyco International Ltd.               102,321
                                            ----------
                                             1,279,740
                                            ----------
         CHEMICALS (2.0%)
  600    Air Products & Chemicals, Inc.         22,650
1,500    Allied-Signal, Inc.                    58,406
  300    Avery Dennison Corp.                   12,431

 2              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         CHEMICALS (CONTINUED)
  600    Dow Chemical Co.                   $   56,175
2,800    Du Pont (E.I.) De Nemours & Co.       161,000
  200    Eastman Chemical Co.                   11,750
  300    Engelhard Corp.                         6,300
  100    FMC Corp.*                              5,106
  100    Great Lakes Chemical Corp.              4,163
  200    Hercules, Inc.                          6,663
  300    Morton International, Inc.              7,463
  100    Nalco Chemical Co.                      3,094
  800    Occidental Petroleum Corp.             15,900
  400    PPG Industries, Inc.                   22,875
  400    Praxair, Inc.                          16,100
  600    Rohm & Haas Co.                        20,250
  200    Sigma-Aldrich Corp.                     6,181
  300    Union Carbide Corp.                    11,550
  200    W.R. Grace & Co.*                       3,475
                                            ----------
                                               451,532
                                            ----------
         CONSTRUCTION & BUILDING PRODUCTS (0.3%)
  100    Armstrong World Industries, Inc.        6,200
  100    Centex Corp.                            3,350
  200    Fluor Corp.                             7,762
  100    Foster Wheeler Corp.                    1,587
  100    Kaufman & Broad Home Corp.              2,856
1,000    Masco Corp.                            28,187
  100    Owens Corning                           3,631
  400    Sherwin Williams Co.                   10,075
                                            ----------
                                                63,648
                                            ----------
         CONSUMER DURABLE (0.1%)
  200    Black & Decker Corp.                   10,337
  200    Maytag Corp.                            9,887
  200    Whirlpool Corp.                        10,250
                                            ----------
                                                30,474
                                            ----------
         CONSUMER -- NON CYCLICAL (3.1%)
  700    Avon Products, Inc.                    27,781
  300    Clorox Co.                             32,775
  700    Colgate-Palmolive Co.                  61,862
  300    Ecolab, Inc.                            8,962
2,800    Gillette Co. (The)                    125,825
  300    International Flavor and
         Fragrances                             11,231
1,500    Kimberly Clark Corp.                   72,375
  100    National Service Industries, Inc.       3,587
  400    Newell Co.                             17,600
3,400    Procter & Gamble Co.                  302,175
  700    Ralston-Ralston Purina Group           23,362
  300    Rubbermaid, Inc.                        9,956
  100    Tupperware Corp.                        1,556
                                            ----------
                                               699,047
                                            ----------
         CONTAINERS (0.3%)
  100    Ball Corp.                              4,219
  100    Bemis, Inc.                             3,712
  300    Crown Cork & Seal Co., Inc.             9,562

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         CONTAINERS (CONTINUED)
  400    Owens-Illinois, Inc.*              $   12,225
  200    Sealed Air Corp.*                       7,087
  200    Stone Container Corp.*                  1,912
  100    Temple-Inland, Inc.                     4,856
  400    Tenneco, Inc.                          12,150
                                            ----------
                                                55,723
                                            ----------
         DRUGS (11.1%)
3,900    Abbott Laboratories                   183,056
  200    Allergan, Inc.                         12,487
  200    Alza Corp.*                             9,575
3,300    American Home Products Corp.          160,875
  600    Amgen, Inc.                            47,137
2,500    Bristol-Meyers Squibb Co.             276,406
  400    Cardinal Health, Inc.                  37,825
2,800    Eli Lilly & Co.                       226,625
3,400    Johnson & Johnson Co.                 277,100
3,000    Merck & Co., Inc.                     405,750
1,600    Monsanto Co.                           65,000
3,300    Pfizer, Inc.                          354,131
1,300    Pharmacia & Upjohn, Inc.               68,819
1,800    Schering-Plough Corp.                 185,175
2,000    Warner-Lambert Co.                    156,750
                                            ----------
                                             2,466,711
                                            ----------
         ELECTRONICS (3.7%)
  300    Advanced Micro Devices, Inc.*           6,769
  500    AMP, Inc.                              20,531
  200    Andrew Corp.*                           3,275
  300    Cooper Industries, Inc.                13,237
  200    Harris Corp.                            7,012
  300    Honeywell, Inc.                        23,962
4,200    Intel Corp.                           374,587
  200    KLA Instruments Corp.*                  7,375
  300    LSI Logic Corp.*                        4,537
  500    Micron Technolgy, Inc.*                19,000
1,600    Motorola, Inc.                         83,200
  400    National Semiconductor*                 5,075
1,700    Northern Telecom Ltd.                  72,781
  200    Northrop Grumman Corp.                 15,950
  200    Raychem Corp.                           6,112
  800    Raytheon Co. Class B                   46,450
  500    Rockwell International Corp.           20,531
  200    Scientific-Atlanta, Inc.                2,987
  100    Tektronix, Inc.                         1,787
  500    Tellabs, Inc.*                         27,500
1,000    Texas Instruments, Inc.                63,937
  100    Thomas & Betts Corp.                    4,469
                                            ----------
                                               831,064
                                            ----------
         FINANCIAL -- BANKS (6.7%)
2,934    Banc One Corp.                        143,399
1,800    Bank of New York Co., Inc.             56,812
4,323    BankAmerica Corp.                     248,302
  700    BankBoston Corp.                       25,769

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               3

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         FINANCIAL -- BANKS (CONTINUED)
  200    Bankers Trust Corp.                $   12,562
  700    BB&T Corp.                             24,981
2,100    Chase Manhattan Corp.                 119,306
  400    Comerica, Inc.                         25,800
  700    Fifth Third Bancorp                    46,375
2,500    First Union Corp.                     145,000
1,400    Fleet Financial Group, Inc.            55,912
  500    Huntington Bancshares, Inc.            14,375
1,300    Keycorp                                39,406
  400    Mercantile Bancorp, Inc.               18,275
  800    National City Corp.                    51,450
  300    Northern Trust Corp.                   22,125
1,900    Norwest Corp.                          70,656
  800    PNC Bank Corp.                         40,000
  600    Regions Financial Corp.                22,200
  300    Republic New York Corp.                12,544
  400    State Street Corp.                     24,950
  400    Summit Bancorp                         15,175
  500    Suntrust Banks, Inc.                   34,844
  600    Synovus Financial Corp.                13,913
  300    Union Planters Corp.                   13,931
1,900    US Bancorp Class A                     69,350
  500    Wachovia Corp.                         45,437
  200    Wells Fargo & Co.                      74,000
                                            ----------
                                             1,486,849
                                            ----------
         FINANCIAL -- MISCELLANEOUS (4.4%)
1,100    American Express Co.                   97,212
  900    Associates First Capital Corp.         63,450
  300    Bear Stearns Cos., Inc.                10,706
  200    Capital One Financial Corp.            20,350
  700    Charles Schwab Corp. (The)             33,556
5,750    Citigroup, Inc.                       270,609
  600    Franklin Resources, Inc.               22,688
  100    Golden West Financial Corp.             9,069
1,200    Household International                43,875
  300    Lehman Brothers Holding                11,381
1,850    MBNA Corp.                             42,203
  900    Merrill Lynch & Co., Inc.              53,325
  400    Morgan (J. P.) & Co., Inc.             37,700
1,500    Morgan Stanley Dean Witter,
         Discover, & Co.                        97,125
  900    S&P 500 Depository Receipt*            99,113
  400    Student Loan Market Association        16,025
1,504    Washington Mutual, Inc.                56,306
                                            ----------
                                               984,693
                                            ----------
         FOOD (2.5%)
1,575    Archer-Daniels-Midland Co.             26,283
  700    BestFoods                              38,150
1,100    Campbell Soup Co.                      58,644
1,100    ConAgra, Inc.                          33,481
  400    General Mills                          29,400
  900    Heinz (H.J.) Co.                       52,313
  400    Hershey Foods Corp.                    27,125
1,000    Kellogg Co.                            33,000

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         FOOD (CONTINUED)
  500    Pioneer Hi Bred International,
         Inc.                               $   14,000
  300    Quaker Oats Co.                        17,719
  800    RJR Nabisco Holding Corp.              22,850
1,200    Sara Lee Corp.                         71,625
1,600    Unilever N.V.                         120,400
  300    Wrigley (Wm.) Jr. Co.                  24,281
                                            ----------
                                               569,271
                                            ----------
         FOOD -- RETAIL (0.6%)
  600    Albertson's, Inc.                      33,338
  600    American Stores Co.                    19,538
  100    Great Atlantic & Pacific Tea Co.,
         Inc. (The)                              2,350
  600    Kroger Co.*                            33,300
  500    Supervalu, Inc.                        12,000
1,000    Sysco Corp.                            26,938
  400    Winn-Dixie Stores, Inc.                13,575
                                            ----------
                                               141,039
                                            ----------
         GOLD (0.2%)
  800    Barrick Gold Corp.                     17,100
  500    Battle Mountain Gold Co.                2,719
  400    Freeport-McMoran Copper & Gold,
         Inc.                                    4,925
  500    Homestake Mining                        5,938
  300    Newmont Mining Corp.                    6,375
  500    Placer Dome, Inc.                       7,875
                                            ----------
                                                44,932
                                            ----------
         HEALTHCARE (1.5%)
  100    Bard (C.R.), Inc.                       4,269
  100    Bausch & Lomb, Inc.                     4,169
  700    Baxter International, Inc.             41,956
  600    Becton, Dickinson and Co.              25,275
  300    Biomet, Inc.                           10,181
  500    Boston Scientific, Inc.*               27,219
1,700    Columbia/HCA Healthcare Corp.          35,700
  400    Guidant Corp.                          30,600
  300    HCR Manor Care, Inc.                    9,750
1,100    HealthSouth Corp.*                     13,338
  400    Humana, Inc.*                           7,575
  200    Mallinckrodt, Inc.                      5,700
1,200    Medtronic, Inc.                        78,000
  200    St. Jude Medical, Inc.*                 5,650
  700    Tenet Healthcare Corp.*                19,556
  500    United HealthCare Corp.                21,781
                                            ----------
                                               340,719
                                            ----------
         HOTELS -- RESTAURANTS (0.8%)
  300    Darden Restaurants, Inc.                4,950
  200    Harrah's Entertainment*, Inc.           2,825
  700    Hilton Hotels Corp.                    14,044
  600    Marriott International, Inc.
         Class A                                16,125
1,700    McDonald's Corp. Class A              113,688
  400    Mirage Resorts, Inc.*                   6,775

 4              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         HOTELS -- RESTAURANTS (CONTINUED)
  400    Tricon Global Restaurants, Inc.*   $   17,400
  300    Wendy's International, Inc.             6,300
                                            ----------
                                               182,107
                                            ----------
         INSURANCE (2.7%)
2,100    Allstate Corp.                         90,431
2,650    American International Group,
         Inc.                                  225,913
  400    AON Corp.                              24,800
  400    Chubb Corp.                            24,600
  400    Cincinnati Financial Corp.             14,925
  200    General Re Corp.                       43,938
  600    Hartford Financial Services Group      31,875
  300    Loews Corp.                            28,181
  200    MBIA, Inc.                             12,225
  300    MGIC Investment Corp.                  11,700
  200    Progressive Corp.                      29,450
  400    Provident Cos., Inc.                   11,625
  400    SAFECO Corp.                           17,325
  600    St. Paul Cos., Inc.                    19,875
  300    UNUM Corp.                             13,331
                                            ----------
                                               600,194
                                            ----------
         INSURANCE -- LIFE (1.2%)
  400    Aetna, Inc.                            29,850
  600    American General Corp.                 41,100
  500    CIGNA Corp.                            36,469
  800    Conseco, Inc.                          27,750
  300    Jefferson-Pilot Corp.                  18,225
  300    Lincoln National Corp.                 22,763
  200    Providian Corp.                        15,875
  500    SunAmerica, Inc.                       35,250
  400    Torchmark Corp.                        17,500
  200    Transamerica Corp.                     20,800
                                            ----------
                                               265,582
                                            ----------
         LEISURE PRODUCTS (0.2%)
  200    Brunswick Corp.                         3,888
  300    Hasbro, Inc.                           10,519
  900    Mattel, Inc.                           32,288
                                            ----------
                                                46,695
                                            ----------
         MEDIA (2.7%)
1,900    CBS Corp.                              53,081
  600    Clear Channel Communications,
         Inc.*                                  27,338
  900    Comcast Corp. Class A                  44,438
  300    General Instrument Corp.*               7,706
  200    King World Productions, Inc.*           5,250
1,600    MediaOne Group, Inc.                   67,700
1,300    Tele-Communications, Inc. Class
         A*                                     54,763
1,500    Time Warner, Inc.                     139,219
  300    Tribune Co.                            17,288
  900    Viacom, Inc. Class B*                  53,888
5,000    Walt Disney Co. (The)                 134,688
                                            ----------
                                               605,359
                                            ----------

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         METALS (0.1%)
  100    Asarco, Inc.                       $    2,144
  200    Cyprus Amax Minerals Co.                2,488
  400    Inco Ltd.                               4,275
  100    Phelps Dodge Corp.                      5,763
                                            ----------
                                                14,670
                                            ----------
         MORTGAGE -- ASSET BACKED OBLIGATIONS (1.3%)
  300    Countrywide Credit Industries,
         Inc.                                   12,956
2,600    Fannie Mae                            184,113
1,700    Federal Home Loan Mortgage Corp.       97,750
                                            ----------
                                               294,819
                                            ----------
         MOTOR VEHICLES (1.8%)
1,700    Chrysler Corp.                         81,813
  400    Dana Corp.                             16,725
  100    Fleetwood Enterprises, Inc.             3,225
3,000    Ford Motor Co.                        162,750
1,600    General Motors Corp.                  100,900
  200    Johnson Controls, Inc.                 11,250
  200    Navistar International Corp.*           4,175
  200    PACCAR, Inc.                            8,725
  300    TRW, Inc.                              17,081
                                            ----------
                                               406,644
                                            ----------
         NATURAL GAS (0.6%)
  200    Columbia Energy Group                  11,575
  200    Consolidated Natural Gas Co.           10,563
  100    Eastern Enterprises                     4,106
  800    Enron Corp.                            42,200
  100    NICOR, Inc.                             4,238
  100    ONEOK, Inc.                             3,425
  100    People's Energy Corp.                   3,688
  500    Sempra Energy                          13,000
1,100    Williams Cos. (The)                    30,181
                                            ----------
                                               122,976
                                            ----------
         OIL -- DOMESTIC (0.6%)
  300    Anadarko Petroleum Corp.               10,163
  200    Apache Corp.                            5,663
  800    Atlantic Richfield Co.                 55,100
  400    Burlington Resources, Inc.             16,475
  100    Kerr-Mcgee Corp.                        3,988
  100    Pennzoil Co.                            3,588
  600    Phillips Petroleum Co.                 25,950
  200    Sonat, Inc.                             6,063
  500    Union Pacific Resources Group,
         Inc.                                    6,500
                                            ----------
                                               133,490
                                            ----------
         OIL -- INTERNATIONAL (3.7%)
1,600    Chevron Corp.                         130,400
6,100    Exxon Corp.                           434,625
2,000    Mobil Corp.                           151,375
  200    ORYX Energy Co.*                        2,800

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               5

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         OIL -- INTERNATIONAL (CONTINUED)
1,300    Texaco, Inc.                       $   77,106
  600    Unocal Corp.                           20,363
                                            ----------
                                               816,669
                                            ----------
         OIL -- RESEARCH & DEVELOPMENT (2.1%)
  200    Amerada Hess Corp.                     11,050
2,400    Amoco Corp.                           134,700
  200    Ashland, Inc.                           9,625
  500    Coastal Corp. (The)                    17,625
5,400    Royal Dutch Petroleum Co.             265,950
  200    Sun Co., Inc.                           6,863
  700    USX -- Marathon Group                  22,881
                                            ----------
                                               468,694
                                            ----------
         OIL -- SERVICES (0.6%)
  670    Baker Hughes, Inc.                     14,782
1,100    Halliburton Co.                        39,531
  100    Helmerich & Payne                       2,381
  200    Rowan Cos.*                             2,913
1,400    Schlumberger Ltd.                      73,500
                                            ----------
                                               133,107
                                            ----------
         PAPER & FOREST PRODUCTS (0.6%)
  100    Boise Cascade Corp.                     2,800
  200    Champion International Corp.            6,388
  600    Fort James Corp.                       24,188
  200    Georgia Pacific Corp.                  10,350
  800    International Paper Co.                37,150
  200    Louisiana-Pacific Corp.                 3,550
  300    Mead Corp.                              9,488
  100    Potlatch Corp.                          3,650
  200    Union Camp Corp.                        8,600
  200    Westvaco Corp.                          4,925
  500    Weyerhauser Co.                        23,406
  200    Willamette Industries, Inc.             6,200
                                            ----------
                                               140,695
                                            ----------
         PHOTOGRAPHIC (0.3%)
  800    Eastman Kodak Co.                      62,000
  100    Polaroid Corp.                          2,656
                                            ----------
                                                64,656
                                            ----------
         POLLUTION CONTROL (0.4%)
  400    Browning Ferris Industries             14,175
1,400    Waste Management, Inc.                 63,175
                                            ----------
                                                77,350
                                            ----------
         PRINTING & PUBLISHING (0.7%)
  200    American Greetings Corp. Class A        8,025
  200    Dow Jones & Co., Inc.                   9,163
  700    Gannett Co., Inc.                      43,313
  200    Harcourt General, Inc.                  9,738
  100    Jostens, Inc.                           2,256
  200    Knight-Ridder, Inc.                    10,188

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         PRINTING & PUBLISHING (CONTINUED)
  300    McGraw-Hill Cos., Inc.             $   26,981
  100    Meredith Corp.                          3,700
  200    Moore Corp. Ltd.                        2,263
  400    New York Times Co. Class A             11,300
  300    R. R. Donnelley & Sons Co.             12,938
  200    Times Mirror Co. (The)                 11,088
                                            ----------
                                               150,953
                                            ----------
         RAILROADS (0.6%)
1,200    Burlington Northern Santa Fe
         Corp.                                  37,050
  500    CSX Corp.                              19,625
1,000    Laidlaw, Inc.                           9,438
1,100    Norfolk Southern Corp.                 36,231
  600    Union Pacific Corp.                    28,575
                                            ----------
                                               130,919
                                            ----------
         REAL ESTATE (0.0%)
  100    Pulte Corp.                             2,575
                                            ----------
         RETAIL (5.2%)
  300    Autozone, Inc.*                         7,894
  300    Circuit City Stores -- Circuit
         City Group                             10,856
  200    Consolidated Stores Corp.*              3,288
  500    Costco Cos., Inc.*                     28,375
1,100    CVS Corp.                              50,256
1,100    Dayton Hudson Corp.                    46,613
  300    Dillard's, Inc.                         9,319
  375    Dollar General Corp.*                   8,953
  500    Federated Department Stores,
         Inc.*                                  19,219
  400    Fred Meyer, Inc.*                      21,325
1,000    Gap, Inc.                              60,125
3,700    Home Depot, Inc.                      160,950
  600    J. C. Penney Co., Inc.                 28,500
1,100    Kmart Corp.*                           15,538
  400    Kohls Corp.*                           19,125
  500    Limited, Inc. (The)                    12,813
  100    Longs Drug Stores Corp.                 3,906
  900    Lowe's Cos.                            30,319
  600    May Department Stores Co.              36,600
  300    Nordstrom, Inc.                         8,194
  100    Pep Boys -- Manny, Moe & Jack
         (The)                                   1,563
  600    Rite Aid Corp.                         23,813
1,000    Sears Roebuck & Co.                    44,938
  700    Staples, Inc.*                         22,838
  300    Tandy Corp.                            14,869
  700    TJX Cos., Inc.                         13,256
  900    Toys 'R' Us, Inc.*                     17,606
  300    Venator Group, Inc.*                    2,531
5,600    Wal-Mart Stores, Inc.                 386,400
1,200    Walgreen Co.                           58,425
                                            ----------
                                             1,168,407
                                            ----------

 6              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         SERVICES (5.8%)
  200    Adobe Systems, Inc.                $    7,425
  100    Autodesk, Inc.                          3,119
  800    Automatic Data Processing, Inc.        62,250
  500    BMC Software, Inc.*                    24,031
2,200    Cendant Corp.*                         25,163
  200    Ceridian Corp.*                        11,475
1,500    Computer Associates
         International, Inc.                    59,063
  400    Computer Science Corp.*                21,100
  200    Deluxe Corp.                            6,475
  400    Dun & Bradstreet Corp.                 11,350
  100    EG&G, Inc.                              2,513
1,300    Electronic Data Systems Corp.          52,894
  400    Equifax, Inc.                          15,475
1,000    First Data Corp.                       26,500
  300    H&R Block, Inc.                        13,444
1,100    HBO & Co.                              28,875
  400    IMS Health, Inc.                       26,600
  300    Interpublic Group Cos., Inc.           17,550
  600    Marsh & McLennan Cos., Inc.            33,300
6,200    Microsoft Corp.*                      656,425
  800    Novell, Inc.*                          11,900
  400    Omnicom Group                          19,775
2,500    Oracle Corp.*                          73,906
  600    Parametric Technology*                  9,975
  400    Paychex, Inc.                          19,900
  500    Peoplesoft, Inc.*                      10,594
  200    Ryder System, Inc.                      4,925
  600    Service Corp. International            21,375
  100    Shared Medical Systems Corp.            4,988
  600    Unisys Corp.*                          15,975
                                            ----------
                                             1,298,340
                                            ----------
         STEEL (0.1%)
  400    Allegheny Teledyne, Inc.                8,225
  200    Armco, Inc.*                              950
  300    Bethlehem Steel Corp.*                  2,700
  200    Nucor Corp.                             9,063
  200    USX-U.S. Steel Group, Inc.              4,650
  200    Worthington Industries, Inc.            2,713
                                            ----------
                                                28,301
                                            ----------
         TELECOMMUNICATIONS (9.2%)
1,400    Airtouch Communications Class A        78,400
  700    Alltel Corp.                           32,769
2,800    Ameritech Corp.                       151,025
  500    Ascend Communications, Inc.*           24,125
4,500    AT&T Corp.                            280,125
3,900    Bell Atlantic Co.                     207,188
2,500    Bellsouth Corp.                       199,531
  600    Corning, Inc.                          21,788
  400    Frontier Corp.                         12,025
2,400    GTE Corp.                             140,850
3,300    Lucent Technologies, Inc.             264,619
4,563    MCI WorldCom, Inc.*                   252,128

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         TELECOMMUNICATIONS (CONTINUED)
  600    Nextel Communication*              $   10,875
4,900    SBC Communications, Inc.              226,931
1,100    Sprint Corp.                           84,425
1,300    U S West Communications Group          74,588
                                            ----------
                                             2,061,392
                                            ----------
         TIRE & RUBBER (0.1%)
  200    Cooper Tire & Rubber Co.                3,325
  400    Goodyear Tire & Rubber Co.             21,550
                                            ----------
                                                24,875
                                            ----------
         TOBACCO (1.5%)
6,100    Philip Morris Cos., Inc.              311,863
  400    UST, Inc.                              13,600
                                            ----------
                                               325,463
                                            ----------
         UTILITIES -- ELECTRIC (2.7%)
  400    AES Corp.*                             16,375
  300    Ameren Corp.                           11,981
  500    American Electric Power Co., Inc.      24,469
  400    Baltimore Gas and Electric Co.         12,550
  400    Carolina Power & Light Co.             18,350
  500    Central & Southwest Corp.              13,906
  400    Cinergy Corp.                          13,800
  800    Consolidated Edison, Inc.              40,100
  500    Dominion Resources, Inc.               23,094
  400    DTE Energy Corp.                       17,050
  900    Duke Power Co.                         58,219
  800    Edison International                   21,100
  500    Entergy Corp.                          14,375
  500    FirstEnergy Corp.                      15,000
  500    FPL Group, Inc.                        31,281
  300    GPU, Inc.                              12,938
  900    Houston Industries, Inc.               27,956
  400    Niagara Mohawk Power Corp.*             5,850
  300    Northern States Power Co.               8,100
  900    PacificCorp                            17,156
  600    PECO Energy Co.                        23,212
1,100    PG&E Corp.                             33,481
  400    PP&L Resources, Inc.                   10,850
  600    Public Service Enterprise Group,
         Inc.                                   22,800
1,800    Southern Co.                           50,737
  700    Texas Utilities Co.                    30,625
  500    Unicom Corp.                           18,844
                                            ----------
                                               594,199
                                            ----------
         TOTAL COMMON STOCK --UNAFFILIATED  22,200,475
         (cost $22,914,171)                 ==========
         PREFERRED STOCK (0.0%)
         CONSUMER NON DURABLE (0.0%)
  100    Alberto Culver Co. Class B
         (cost $2,833)                           2,656
                                            ----------

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               7

                        NATIONWIDE(R) S&P 500 INDEX FUND

-------------------------------------------------------
PRINCIPAL              SECURITY                VALUE
-------------------------------------------------------
             REPURCHASE AGREEMENT (0.2%)
   $51,000   Fifth Third Bank, 5.30%,
             11/02/98, Collateralized by
             $53,000 FNMA, Pool #406608,
             6.75%, 07/01/24, market value
             $53,000 (cost $51,000)         $    51,000
                                            -----------
             TOTAL INVESTMENTS              $22,296,218
             (cost $23,015,214)             ===========

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $23,018,053.

The abbreviation in the above statement stands for the following:

  FNMA     Federal National Mortgage Association

* Denotes a non-income producing security.

Portfolio holdings represent market value as a percentage of net assets.

See accompanying notes to the financial statements.

 8              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, affiliated, at value (cost
     $42,875)                                                 $    42,087
  Investments in securities, unaffiliated, at value (cost
     $22,921,339)                                              22,203,131
  Repurchase agreement (cost $51,000)                              51,000
  Cash                                                                519
  Receivable from advisor                                          16,272
  Accrued interest and dividends receivable                        22,218
  Prepaid assets                                                   10,890
  Withholding tax reclaim receivable                                  368
                                                              -----------
       Total assets                                            22,346,485
                                                              -----------
LIABILITIES
  Accrued investment management fees                                4,616
  Accrued administrative fees                                       2,814
  Accrued transfer agent fees                                         563
  Accrued distribution fees                                         3,939
  Other accrued expenses                                            9,168
                                                              -----------
       Total liabilities                                           21,100
                                                              -----------
NET ASSETS                                                    $22,325,385
                                                              ===========
NET ASSETS REPRESENTED BY:
  Capital                                                     $23,034,706
  Net unrealized appreciation (depreciation)                     (718,996)
  Accumulated undistributed net realized gain (loss)               (8,935)
  Accumulated undistributed (distributions in excess of) net
     investment income                                             18,610
                                                              -----------
NET ASSETS                                                    $22,325,385
                                                              ===========
Shares outstanding (unlimited number of shares
  authorized)(a)                                                2,311,331
                                                              ===========
NET ASSET VALUE, offering and redemption price per share(a)   $      9.66
                                                              ===========

------------------------------------------------------

(a) Local Fund Shares

See accompanying notes to financial statements.

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               9

                        NATIONWIDE(R) S&P 500 INDEX FUND

                            STATEMENT OF OPERATIONS

               PERIOD FROM JULY 24, 1998 TO OCTOBER 31, 1998 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
INCOME:
  Dividends                                                     $  87,596
  Interest                                                         19,312
                                                                ---------
     Total income                                                 106,908
                                                                ---------
EXPENSES:
  Investment management fees                                        7,315
  Distribution fees                                                 3,939
  Administrative fees                                               2,814
  Transfer agent fees                                                 563
  Shareholders' reports                                             3,288
  Professional services                                             3,713
  Custodian fees                                                    5,277
  Trustees' fees and expenses                                          50
  Other                                                             9,178
                                                                ---------
     Total expenses before reimbursed expenses                     36,137
     Total reimbursed expenses                                    (16,272)
                                                                ---------
     Net expenses                                                  19,865
                                                                ---------
NET INVESTMENT INCOME                                           $  87,043
                                                                =========
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                       $  (8,935)
  Net change in unrealized appreciation (depreciation)           (718,996)
                                                                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (727,931)
                                                                ---------
NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                  $(640,888)
                                                                =========

------------------------------------------------------

(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.

See accompanying notes to financial statements.

 10              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                PERIOD FROM JULY 24, 1998 TO OCTOBER 31, 1998(a)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                         $    87,043
  Net realized gain (loss) on investments                            (8,935)
  Net change in unrealized appreciation (depreciation) of
     investments                                                   (718,996)
                                                                -----------
     Net decrease in net assets resulting from operations          (640,888)
                                                                -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS OF NET INVESTMENT
  INCOME TO SHAREHOLDERS(b)                                         (68,433)
                                                                -----------
CAPITAL SHARE TRANSACTIONS:(b)
  Net proceeds from sale of shares                               23,141,368
  Net asset value of shares issued to shareholders from
     reinvestment of dividends                                       68,425
  Cost of shares redeemed                                          (275,087)
                                                                -----------
       Increase (decrease) in net assets derived from
        capital share transactions                               22,934,706
                                                                -----------
NET INCREASE (DECREASE) IN NET ASSETS                            22,225,385
NET ASSETS -- BEGINNING OF PERIOD                                   100,000
                                                                -----------
NET ASSETS -- END OF PERIOD                                     $22,325,385
                                                                ===========
Undistributed net realized gain (loss) on investments
  included in net assets at end of period                       $    (8,935)
                                                                ===========
Undistributed (distributions in excess of) net investment
  income included in net assets at end of period                $    18,610
                                                                ===========
SHARE ACTIVITY:(b)
  Shares sold                                                     2,324,247
  Reinvestment of dividends                                           7,654
  Shares redeemed                                                   (30,570)
                                                                -----------
Net increase (decrease) in number of shares                       2,301,331
                                                                ===========

------------------------------------------------------

(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.

(b) Local Fund Shares.

See accompanying notes to financial statements.

                 NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               11

                        NATIONWIDE(R) S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

                PERIOD FROM JULY 24, 1998 TO OCTOBER 31, 1998(a)
--------------------------------------------------------------------------------

                                                                   LOCAL
                                                                FUND SHARES
                                                                -----------
NET ASSET VALUE -- BEGINNING OF PERIOD                            $ 10.00
  Net investment income                                              0.04
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                 (0.35)
                                                                  -------
       Total from investment operations                             (0.31)
  Dividends from net investment income                              (0.03)
                                                                  -------
       Net increase (decrease) in net asset value                   (0.34)
                                                                  -------
NET ASSET VALUE -- END OF PERIOD                                  $  9.66
                                                                  =======
  Total Return(c)                                                    (3.08)%
  Net Assets, End of Period (000)                                 $22,325
  Ratio of expenses to average net assets(b)                         0.35%
  Ratio of expenses to average net assets*(b)                        0.64%
  Ratio of net investment income to average net assets(b)            1.55%
  Ratio of net investment income to average net assets*(b)           1.26%
  Portfolio turnover(c)                                              3.07%

------------------------------------------------------
*   Ratios calculated as if no expenses were reimbursed
(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.
(b) Annualized
(c) Not annualized

See accompanying notes to financial statements.

 12              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

                               LOCAL FUND SHARES

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nationwide Investing Foundation III ("NIF III" or the "Trust") is an open-end management investment company. NIF III was created under the laws of the State of Ohio, by a Declaration of Trust dated October 30, 1997, and is registered under the Investment Company Act of 1940, as amended. The Trust currently has shares registered in fourteen separate portfolios or series, each with its own investment objectives. The accompanying financial statements and financial highlights relate only to the Nationwide S&P 500 Index Fund Local Fund Shares (the "Fund"), a non-diversified portfolio. On December 23, 1997, the Fund was capitalized through a sale of 10,000 Local Fund Shares to Nationwide Advisory Services, Inc. in the amount of $100,000. The Fund commenced operations on July 24, 1998. On November 2, 1998, the Fund began to offer two additional classes of shares, Class R and Class Y.

(a) SECURITY VALUATION

          (1) Securities traded on a national securities exchange are valued at the last quoted sale price as provided by an independent pricing agent. Securities traded in the over-the-counter (OTC) market are valued at the last quoted sale price, or if no sale price, the quoted bid price as provided by an independent pricing agent. Securities for which reliable market quotations are not available or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's investment adviser, are valued in accordance with procedures authorized by the Board of Trustees.

          (2) The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro rata amortization of premium or discount.

(c) FEDERAL INCOME TAXES

The Fund qualified as a regulated investment company under the Internal Revenue Code during the period covered by the accompanying statements. No provision has been made for federal income taxes as it is the intention to continue such qualification and to distribute all taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the Fund. As of October 31, 1998, the Fund had a net capital loss carryover in the amount of $6,096, which will expire within 8 years. Withholding taxes have been paid or provided for in accordance with the applicable tax rates and rules.

(d) DIVIDENDS TO SHAREHOLDERS

Dividends are paid quarterly and are recorded on the ex-dividend date.

Distributable net realized capital gains are declared and distributed at least annually.

                 NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               13

                        NATIONWIDE(R) S&P 500 INDEX FUND

                               LOCAL FUND SHARES

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in- capital. These reclassifications have no effect upon the net asset value of the Fund.

(e) EXPENSES

General expenses of the Trust, not directly attributable to a specific fund, are allocated to the funds based upon each fund's relative average net assets or an other appropriate basis, as approved by the Board of Trustees. Direct expenses of the Fund are paid by the Fund.

(f) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

Investment advisory services are provided to the Fund by Nationwide Advisory Services, Inc. (NAS), an affiliated company. NAS has selected The Dreyfus Corporation (a wholly-owned subsidiary of Mellon Bank Corporation) to be the subadvisor of the Fund. Under the terms of the investment advisory agreement, NAS earns an annual management fee based on a percentage of the average daily net assets of the Fund. From such fees, and pursuant to the sub-investment advisory agreement, NAS pays subadvisory fees to the subadvisor.

Additional information regarding investment advisory fees for NAS and the subadvisor is as follows for the period ended October 31, 1998:

                                               TOTAL
   AVERAGE DAILY     ADVISORY   SUBADVISORY   ADVISORY    NAS     SUBADVISOR
    NET ASSETS         FEE          FEE         FEES      FEES       FEES
-------------------  --------   -----------   --------   ------   ----------
                                                         $3,376     $3,939
Up to $250 million     0.06%       0.07%        0.13%
Next $250 million      0.07%       0.06%        0.13%
Next $500 million      0.08%       0.05%        0.13%
$1 billion and more    0.09%       0.04%        0.13%

NAS has voluntarily agreed to reimburse expenses of the Fund in order to limit the Fund's operating expenses to no more than 0.35% of the average daily net assets. During the period ended October 31, 1998, NAS voluntarily reimbursed expenses in the amount of $16,272.

 14              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

                               LOCAL FUND SHARES

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

NAS or an affiliated broker dealer may also receive fees on the Fund for distribution services pursuant to a Rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees are based on average daily net assets of the Fund at an annual rate of 0.07%. During the period ended October 31, 1998, the Fund paid distribution fees of $3,939.

A subsidiary of NAS, Nationwide Investors Services, Inc. ("NISI"), acts as Transfer and Dividend Disbursing Agent for the Fund and receives a fee for such services. This fee is based on average daily net assets of the Fund at an annual rate of 0.01%. During the period ended October 31, 1998, the Fund paid transfer agent fees of $563.

Pursuant to the Fund Administration Agreement, NAS also receives fees from the Fund for administrative services, calculated daily and paid monthly according to the following schedule:

                                                                ADMINISTRATION
               AVERAGE DAILY NET ASSETS                 FEE          FEES
               ------------------------                 ----    --------------
Up to $1 billion......................................  0.05%       $2,814
Next $1 billion.......................................  0.04%

3. BANK LOANS

The NIF III Trust has unsecured bank lines of credit of $50,000,000. Borrowings under these arrangements bear interest at the Federal Funds rate plus .50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required. No borrowings were made during the period.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and short-term securities) for the period ended October 31, 1998, are summarized below. There were no purchases or sales of U.S. Government Obligations.

          SECURITIES
-------------------------------
 PURCHASES              SALES
-----------            --------
$23,584,877            $620,662

Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized depreciation at October 31, 1998, based on cost for federal income tax purposes, are the following components:

   GROSS                GROSS             NET UNREALIZED
 UNREALIZED           UNREALIZED           APPRECIATION
APPRECIATION        (DEPRECIATION)        (DEPRECIATION)
------------        --------------        --------------
  $868,212           $(1,590,047)           $(721,835)

                 NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               15

PART B:

STATEMENT OF ADDITIONAL INFORMATION JANUARY 5, 1999 (REVISED SEPTEMBER 1, 1999)

NATIONWIDE MUTUAL FUNDS
NATIONWIDE MONEY MARKET FUND (the "Fund") - Class R shares

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectus for the Fund and should be read in conjunction with the prospectus dated January 5, 1999 as supplemented September 1, 1999 for the Class R shares of the Fund. The prospectus may be obtained from Nationwide Advisory Services, Inc. ("NAS"), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

General Information and History                                               1
Investment Objectives and Policies                                            1
Investment Restrictions                                                       7
Trustees and Officers of the Trust                                            8
Investment Advisory and Other Services                                       10
Brokerage Allocation                                                         15
Calculation of Net Asset Value of the Fund                                   15
Calculating Fund Yield                                                       16
Nonstandard Returns                                                          16
Rankings and Ratings in Financial Publications                               17
Additional General Tax Information                                           17
Major Shareholders                                                           19
Financial Statements                                                         19
Appendix                                                                     20

GENERAL INFORMATION AND HISTORY


Nationwide Mutual Funds ("NMF") (formerly Nationwide Investing Foundation III ("NIF III")) is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997, as subsequently amended.

INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. The investment policies and types of permitted investments described here may be changed without approval by the shareholders. There is no guarantee that the Fund's investment objective will be realized.

DEBT OBLIGATIONS. The Fund may invest in debt obligations. Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         RATINGS AS INVESTMENT CRITERIA. High-grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered by Villanova Mutual Fund Capital Trust ("VMF") (the "Adviser") are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require the sale of such securities, but VMF will consider such events in determining whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such NRSROs or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

MONEY MARKET INSTRUMENTS. The Fund may invest in certain types of money market instruments which may include the following types of instruments:

     -- obligations with remaining maturities of 397 days or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, and obligations of the Canadian government and their provinces, their agencies and instrumentalities';

     -- repurchase agreements;

     -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States (Eurodollars) and subsidiaries located in Canada), domestic branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

     -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating;

     --  adjustable and variable rate instruments including callable notes;

     -- short-term (maturing in 397 days or less) corporate obligations rated within the top two categories by an NRSRO;

     -- bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

ASSET-BACKED SECURITIES - The Fund may invest in asset-backed securities. The underlying assets of asset-backed securities include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on the asset-backed securities may be supported by non-governmental credit enhancements which may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by the Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities. The Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 45 days. The payment obligation and the interest rate, if applicable, that will be received on when-issued securities are fixed at the time the Fund enters into the commitment to buy such securities. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on or prices of such securities may be higher or lower than the yields or prices available in the market on the dates when the investments are actually delivered to the buyers.

         When the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, the Fund's custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of VMF to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The Fund will engage in "when-issued" or "delayed delivery" transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies and not for investment leverage.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower at least 100% collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

FOREIGN SECURITIES. The Fund may invest in Canadian and Provincial obligations. Investors in the Fund should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Fund, may be subject to foreign government taxes and higher custodian fees which could reduce the yield on such securities.

         Certain foreign governments levy withholding taxes against interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee bank obligations held in the Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Fund may not invest more than 10% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. At this time the Fund does not intend to invest more than 5% of its net assets in illiquid securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A under the Securities Act which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Any such restricted securities will be considered to be illiquid for purposes of the Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, VMF has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

         VMF will monitor the liquidity of restricted securities in the Fund. In reaching liquidity decisions, VMF may consider the following factors: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

BORROWING. The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed). In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

         The Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Fund has established a line-of-credit ("LOC") with its custodian by which it may borrow for temporary or emergency purposes. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders.

BANK OBLIGATIONS. Bank obligations that may be purchased by the Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS. The Fund may invest in floating and variable rate instruments. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the

Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed.

THE FUND:

- May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

- May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell real estate, except that the Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

- May not lend any security or make any other loan, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S.

         Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The following are the non-fundamental operating policies of the Fund which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.


TRUSTEES AND OFFICERS
 OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years, their ages, their addresses and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 63
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 71
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

THOMAS J. KERR, IV, Trustee*, Age 65
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 64
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd - Suite #210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer, Age 42
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor.

CHRISTOPHER A. CRAY, Assistant Treasurer, Age 40
Three Nationwide Plaza, Columbus, Ohio
Mr. Cray is Treasurer of Villanova Mutual Fund Capital Trust, the adviser and Nationwide Advisory Services, Inc., the Distributor. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary, Age 34
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

Gasper, Bryant, Doody, DeVore, Duncan, Kerr, Kridler, Wetmore and Woodward are also Trustees, and Laird, Cray and Davin are also officers of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies in the Nationwide fund complex.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. VMF reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.


                               COMPENSATION TABLE
                                                        PENSION
                                                       RETIREMENT
                                   AGGREGATE             BENEFITS           ANNUAL            TOTAL
                                 COMPENSATION           ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                     FROM              PART OF FUND           UPON         FROM THE FUND
POSITION                          THE TRUST            EXPENSES           RETIREMENT         COMPLEX**
John C. Bryant, Trustee           $ 10,000                --0--              --0--          $21,000
C. Brent DeVore,  Trustee           10,000                --0--              --0--           12,250
Sue A. Doody, Trustee               10,000                --0--              --0--           21,000
Robert M Duncan,  Trustee           10,000                --0--              --0--           21,000
Thomas J. Kerr, IV,  Trustee        10,000                --0--              --0--           21,000
Douglas F. Kridler, Trustee         10,000                --0--              --0--           21,000
Dimon R. McFerson, Trustee          --0--                 --0--              --0--            --0--
Nancy C. Thomas,  Trustee           10,000                --0--              --0--           10,000
David C. Wetmore, Trustee           10,000                --0--              --0--           12,250

**The Fund Complex includes three trusts comprised of thirty five investment company funds or series.


INVESTMENT ADVISORY AND OTHER SERVICES

         Under the terms of the Investment Advisory Agreement dated May 9, 1998 as amended September 1, 1999, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets of all of the funds in the Trust (the "Funds"), except the Morley Capital Accumulation Fund, in accordance with the policies and procedures established by the Trustees.

         The Adviser pays the compensation of the Trustees and officers affiliated with the Adviser. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

         The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

         The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

         VMF, a Delaware business trust, is a wholly owned subsidiary of Villanova Capital, Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise.

         Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Fund. Effective September 1, 1999, the investment advisory services previously performed for the Fund by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. After the transfer, there was no change in the fees charged for investment advisory services to the Fund.

         For services provided under the Investment Management Agreement, VMF receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

               Fund                                       Assets                          Fee
               ----                                       ------                          ---
Nationwide Mid-Cap Growth, Nationwide             $0 up to $250 million                      0.60%
Growth and Nationwide Fund                    $250 million up to $1 billion                 0.575%
                                               $1 billion up to $2 billion                   0.55%
                                               $2 billion up to $5 billion                  0.525%
                                                   $5 Billion and more                       0.50%

Nationwide Bond, Nationwide Tax-Free,             $0 up to $250 million                      0.50%
Nationwide Intermediate U.S. Government       $250 million up to $1 billion                 0.475%


               Fund                                       Assets                          Fee
               ----                                       ------                          ---

Bond, and Nationwide Long-Term U.S.            $1 billion up to $2 billion                   0.45%
Government Bond Funds                          $2 billion up to $5 billion                  0.425%
                                                    $5 Billion and more                      0.40%

Nationwide Money Market Fund                       $0 up to $1 billion                       0.40%
                                               $1 billion up to $2 billion                   0.38%
                                               $2 billion up to $5 billion                   0.36%
                                                   $5 Billion and more                       0.34%

Nationwide S&P 500 Index Fund                           All assets                           0.13%

Prestige Large Cap Value                            Up to $100 million                       0.75%
                                                   $100 million or more                      0.70%

Prestige Large Cap Growth                           Up to $150 million                       0.80%
                                                   $150 million or more                      0.70%

Prestige Balanced                                   Up to $100 million                       0.75%
                                                   $100 million or more                      0.70%

Prestige Small Cap                                  Up to $100 million                       0.95%
                                                   $100 million or more                      0.80%

Prestige International                              Up to $100 million                       0.85%
                                                   $100 million or more                      0.80%

During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following fees from the Funds for investment advisory services:

                                                     Acquired                             Years Ended October 31,
                Fund                                  Fund*                        1998             1997            1996
                ----                                  -----                        ----             ----            ----
Mid Cap Growth                        Growth of FHIT                                $  61,706       $  63,883       $  54,053
Growth                                Growth of NIF                                 4,894,110       3,750,599       3,212,196
Nationwide Fund                       Nationwide Fund of NIF                        9,977,231       5,938,011       4,425,921
Bond                                  Bond of NIF                                     647,809         629,068         663,545
Tax-Free Income                       Tax-Free Income of NIF II and
                                      Municipal Bond of FHIT                        1,505,626       1,810,070       1,855,962

LT U.S. Govt.                         Government of FHIT                              254,928         343,259         414,415
Intermediate U.S. Govt.               U.S. Govt. of NIF II                            266,473         256,016         255,149
Money Market**                        Money Market of NIF and
                                      Cash Reserve of FHIT                          3,857,898       3,519,727       2,969,392

 * As of May 9, 1998, the Funds acquired all of the assets of one or more series of Nationwide Investing Foundation ("NIF"), Nationwide Investing Foundation II ("NIF II") and Financial Horizons Investment Trust ("FHIT") (collectively, the "Acquired Funds"), as described above, in exchange for the assumption of the stated liabilities of the Acquired Funds and a number of full and fractional Class D shares of the applicable Fund (the Money Market Fund issued shares without class designation) having an aggregate net asset value equal to the net assets of the Acquired Funds as applicable (the "Reorganization").

** Net of waivers prior to the May 9, 1998 reorganization of $221,174, $389,150 and $328,076 for the fiscal year ended October 31, 1998, 1997, and 1996, respectively.

During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS waived advisory fees for the S&P 500 Index Fund in the amount of $7,315. The Large Cap Value, Large Cap Growth, Balanced, Small Cap and International funds did not begin operations until November 2, 1998.


DISTRIBUTOR

         NAS serves as agent for the Fund in the distribution of its Shares pursuant to an Underwriting Agreement dated as of May 9, 1998 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to the Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust.

DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for the Class R shares which permits the Fund to compensate NAS as the Fund's Distributor, for expenses associated with distribution of shares. Although actual distribution expenses may be more or less, under the Plan the Fund shall pay an annual fee in an amount not exceeding a maximum amount of .15% of the average net assets of Class R shares of the Fund to NAS. NAS has agreed with the Trust to waive the .15% 12b-1 fee for Class R shares of the Fund until further notice to shareholders. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers. There were no fees paid by the Fund under the Plan during the fiscal year ended October 31, 1998, since the class had not yet been offered to the public.

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was approved by the Board of Trustees for the Class R shares on November 6, 1998. The Plan may be terminated as to the Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Class R shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Class R shares requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by the vote of the Trustees including a majority of Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Class R shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Class R Shareholders.

         The Board of Trustees of the Trust believes the Plan is in the best interests of the Class R shares of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's Class R Shares including, but not limited to, those discussed above.

OTHER SERVICES FOR THE FUND

         Under a separate Fund Administration Agreement dated May 9, 1998, Villanova SA Capital Trust ("VSA") provides for various administrative and accounting services, including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays VSA an annual fee in the amount of 0.07% on assets up to $250 million of average daily net assets, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more.

         Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") provided fund administration services to the Fund. Effective September 1, 1999, the fund administration services previously performed for the Fund by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for the Fund.

         Under the terms of an Administrative Services Plan, the Fund may enter into Servicing Agreements with entities who agree to provide certain administrative support services in connection with the Class R shares of the Fund. Such administrative support services include but are not limited to the following: establishing and maintaining contractholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing contract sub-accounting, answering inquiries regarding the contracts and the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders as necessary and, with respect to meetings of shareholders, collecting tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

         As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, pursuant to which Nationwide Investment Services Corporation has agreed to provide certain administrative support services in connection with Class R shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Financial Services, Inc. and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class R shares held by customers of Nationwide Life Insurance Company or such other entity.

         Nationwide Investors Services, Inc. ("NISI"), Three Nationwide Plaza, Columbus, OH 43215, is the Transfer and Dividend Disbursing Agent for the Fund. NISI, a wholly-owned subsidiary of VSA will receive a fee for transfer agent services at the annual rate of .01% of the average daily net assets attributable to Class R shares of the Money Market Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy making functions for the Funds.

KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

There is no commitment by VMF to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Fund are placed where, in the judgement of VMF, the best prices and executions can be obtained. None of the Firms with whom orders are placed are engaged in the sale of shares of the Fund. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. The Fund and VMF believe that these services and information, which in many cases would be otherwise unavailable to VMF, are of significant value to VMF, but it is not possible to place an exact dollar value thereon. VMF does not believe that the receipt of such services and information tends to reduce materially VMF's expense.

In the case of securities traded in the over-the-counter market, the Funds will normally deal with the market makers for such securities unless better prices can be obtained through brokers.

As of October 31, 1998, the Fund held investments in securities of its regular broker-dealers as follows:

                                          Shares or
                Security                Principal Amount          Value
                --------                ----------------          -----
            Bear Stearns                   $34,000,000          $33,846,053
            Goldman Sachs                  $22,000,000          $21,962,763
            Merrill Lynch                  $33,501,000          $33,372,446
            Salomon Brothers               $35,000,000          $34,908,652
            J.P. Morgan                    $30,241,000          $30,126,387

CALCULATION OF NET ASSET VALUE OF THE
FUND

         The Fund's net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

         The value of portfolio securities is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

         The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include a revaluation of all or an appropriate portion of the Money Market Fund's assets based upon current market factors.

         The Trustees, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to VMF, have undertaken as a particular responsibility within their overall duty of care owed to the Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Fund's net asset value per share will not deviate from $1.

         Pursuant to its objective of maintaining a stable net asset value per share, the Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

CALCULATING FUND YIELD

         Any current Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation , the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class. As of October 30, 1998, the seven day current and effective yields for the Prime Shares of the Money Market Fund were 4.77% and 4.88%, respectively.

         The Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses.

         Although the Fund determines its yield for each class on the basis of a seven calendar day period, it may use a different time span on occasion.

         There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

NONSTANDARD RETURNS

The Fund may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains.

         Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.


RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

The Fund may report its performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or to other sectors of the economy. Other investments which the Fund may be compared to include, but are not limited to: precious metals: real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

         Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Columbus Dispatch, Investor's Business Daily, and Standard & Poor's Outlook.

ADDITIONAL GENERAL TAX INFORMATION

         Each of the fifteen Funds of the Trust is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of the Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

         It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Because all of the Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from the Fund will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

MAJOR SHAREHOLDERS

As of January 4, 1999, Nationwide Advisory Services, Inc. directly or indirectly owned, controlled or held power to vote 100% of the Class R shares of the Money

Market Fund. As of January 4, 1999, Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled, or held power to vote 49.7% of the Prime Shares of the Fund.

FINANCIAL STATEMENTS

Since the Money Market Fund did not offer class R shares prior to January 4, 1999, there are no financial results for the class.

The Report of Independent Auditors and Financial Statements of the Funds, which include the Prime Shares of the Money Market Fund, for the period ended October 31, 1998 are incorporated by reference to the Annual Report. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling 1-800-848-0920.

APPENDIX A

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

STANDARD & POOR'S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

     1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

     Note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY'S NOTE RATINGS

     MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH/IBCA, INC. SHORT-TERM RATINGS

     Fitch/IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                      F1+ Exceptionally strong credit quality. Issues assigned
              this rating are regarded as having the strongest degree of assurance for timely payment.

                      F1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F1+'.

                      F2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F1+' and 'F1' ratings.

                      F3 Fair credit quality. Issues assigned this rating have
              characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

                      B Speculative. Issues assigned this rating have
              characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                      C High default risk. Default is a real possibility.
              Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                      D Default. Issues assigned this rating are in actual or
              imminent payment default.


DUFF & PHELPS SHORT-TERM DEBT RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

Rating Scale  Definition
------------------------
              High Grade
              ----------

     D-1+             Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
              Treasury short-term obligations.

     D-1              Very high certainty of timely payment. Liquidity factors

              are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1-             High certainty of timely payment. Liquidity factors are
              strong and supported by good fundamental protection factors. Risk factors are very small.

                      Good Grade
                      ----------

     D-2              Good certainty of timely payment.  Liquidity  factors and
              company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                      Satisfactory Grade
                      ------------------

     D-3              Satisfactory liquidity and other protection factors
              qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


                      Non-investment Grade
                      --------------------

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                      Default
                      -------

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

THOMSON'S SHORT-TERM RATINGS

     The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

     TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely bas is.

     TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".
     TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

PART B:

                             PRESTIGE ADVISOR SERIES

              STATEMENT OF ADDITIONAL INFORMATION NOVEMBER 2, 1999
                           (REVISED SEPTEMBER 1, 1999)

Prestige Large Cap Value Fund
Prestige Large Cap Growth Fund
Prestige Balanced Fund
Prestige Small Cap Fund
Prestige International Fund

(collectively, the "Funds" and individually, a "Fund")

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus for the Funds and should be read in conjunction with the Prospectus dated November 2, 1998. The Prospectus may be obtained by writing Nationwide Advisory Services, Inc. ("NAS") at Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or by calling 1-800-848-0920.

Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.


                                TABLE OF CONTENTS

General Information and History                                                            B-1
Additional Information on Portfolio Instruments and Investment Policies                    B-1
Investment Restrictions                                                                   B-24
Trustees and Officers of the Trust                                                        B-25
Investment Advisory and Other Services                                                    B-28
Brokerage Allocation                                                                      B-34
Calculating Yield and Total Return                                                        B-36
Nonstandard Returns                                                                       B-36
Additional Information                                                                    B-37
Additional General Tax Information                                                        B-38
Major Shareholders                                                                        B-41
Appendix                                                                                   A-1

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds ("NMF") (formerly Nationwide Investing Foundation III ("NIF III")) is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997, as subsequently amended.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Funds' investment policies discussed in the Prospectus. The investment objectives of each Fund are fundamental and may not be changed without shareholder approval. The investment policies and types of permitted investments described here may be changed without approval by the shareholders unless otherwise noted. There is no guarantee that any of the Funds' investment objectives will be realized.

DEBT OBLIGATIONS. Each of the Funds may invest in debt obligations. Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

RATINGS AS INVESTMENT CRITERIA. High-grade, investment grade, and below investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market risk of the securities. These ratings are used by the Funds as initial criteria for the selection of portfolio securities. Among the factors that will be considered by the Subadvisers are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require the sale of such securities, but the Subadvisers will consider such events in determining whether the Fund they advise should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such NRSROs or their rating systems, or due to a corporate reorganization, the Funds will attempt to use comparable ratings as standards for its investments in accordance with their investment objective and policies.

MONEY MARKET OBLIGATIONS. Each of the Funds may invest in certain types of money market obligations, which may include the following types of instruments:

          -- obligations with remaining maturities of 13 months or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation; securities issued or guaranteed by the U.S.
          Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times
          of issuance. Some obligations issued or guaranteed    by U.S.
          Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, because it is not required to do so by law;

          -- short-term foreign government securities (with respect to the International Fund) representing securities issued or guaranteed by a foreign government or its agencies or instrumentalities;

          --      repurchase agreements;

          -- certificates of deposit, time deposits and bankers' acceptances and other short-term obligations issued by domestic banks (including their branches located outside the United States (Eurodollars) and subsidiaries located in Canada), domestic and foreign branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

          -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. The commercial paper of U.S. issuers or foreign issuers acquired by the International Fund will consist only of direct obligations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, will have been issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating or will have been determined by its Subadviser to be of comparable quality to those rated obligations that such Fund may purchase;

          --      adjustable and variable rate instruments;

          --      short-term  (with remaining  maturities of 397 days or less)
          corporate obligations rated within the top two categories by an NRSRO;

          -- bank loan participation agreements (except with respect to the International Fund) representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

STRIPPED TREASURY SECURITIES. The Balanced Fund may invest in U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"). Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"). Stripped Treasury Securities are sold at a deep discount because the buyer receives only the right to receive a future fixed payment (representing principal or interest) on the securities and does not receive any rights to periodic interest payments on the security.

PARTICIPATION INTERESTS. The International Fund may invest in corporate obligations denominated in U.S. or foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The International Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the International Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The International Fund may also purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Trust, on behalf of the International Fund, and the Borrower. In such cases, the International Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the International Fund's rights against the Borrower, but also for the receipt and processing of payments due to the International Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due, the International Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the International Fund were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the International Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the International Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the International Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the International Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

MORTGAGE- AND ASSET-BACKED SECURITIES. The Balanced Fund and Small Cap Fund may each purchase mortgage-backed securities and asset-backed securities, including securities issued by private lenders. Private lenders or government-related entities may create mortgage loan pools offering mortgage-backed securities where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-backed securities are developed and offered to investors, a Fund, consistent with its investment objectives and policies, may consider making investments in such new types of securities. The market for privately issued mortgage and asset-backed securities is smaller and less liquid than the market for government sponsored mortgaged-backed securities.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

STRIPPED MORTGAGE-BACKED SECURITIES. The Balanced Fund and Small Cap Fund may each invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile.

INTEREST ONLY AND PRINCIPAL ONLY SECURITIES -- Stripped mortgage-backed securities are securities representing interest in a pool of mortgages the cash flow from which has been separated into interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private lenders. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of POs, like other debt instruments, will tend to move in the opposite direction compared to interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The Balanced Fund may purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Balanced Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed

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obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. No more than 10% of the Balanced Fund's total assets will be invested in IOs and in POs. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Balanced Fund may have difficulty in selling such securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by a Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities. A Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

The Balanced Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. A reverse repurchase agreement requires a Fund to sell portfolio securities to a financial institution, such as a bank or broker-dealer, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into a reverse repurchase agreement only to be able to meet redemptions without having to sell securities during unfavorable market conditions. When a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest). The Fund will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

MORTGAGE DOLLAR ROLL TRANSACTIONS. The Balanced Fund may enter into mortgage dollar roll transactions. Under a mortgage "dollar roll," the Balanced Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Balanced Fund forgoes principal and interest paid on the mortgage-backed securities. The Balanced Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Mortgage dollar

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rolls involve the risk that the market value of the securities the Balanced Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Balanced Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Balanced Fund's obligation to repurchase the mortgage dollar rolls.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each of the Funds may purchase securities on a "when-issued" or "delayed delivery" basis (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). A Fund will do so, however, only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for investment leverage. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate, if applicable, that will be received on when-issued securities are fixed at the time a Fund enters into the commitment to buy such securities. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on or prices of such securities may be higher or lower than the yields or prices available in the market on the dates when the investments are actually delivered to the buyers.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, the Fund's custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. If the custodian does so, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Fund's Subadviser to manage the Fund might be affected if the Fund's commitments to purchase "when-issued" securities ever exceeded 25% of the value of the Fund's total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets (this percentage limitation, however, does not apply to the International Fund; it may purchase "when-issued" or "delayed-delivery" securities without limit). When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may cause the Fund to incur a loss or miss an opportunity to obtain a price considered to be advantageous.

LENDING PORTFOLIO SECURITIES. Each of the Funds may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the Fund receives cash collateral with a value that is at all times equal to at least 100% of the current market value of the securities the Fund has loaned. The amount of securities lent by a Fund may not exceed 33 1/3% of the value of such Fund's total assets. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, a Fund will consider U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever a Fund lends its portfolio securities: (1) the Fund must receive cash collateral from the borrower with a value that is at least equal to 100% of the current market value of the securities lent by the Fund; (2) the borrower must provide the Fund with additional collateral whenever the market value of the securities loaned by the Fund becomes greater than the value of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and must receive the benefit of any increase in the market value of the securities it has loaned; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) although any voting rights on the loaned securities are permitted to pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the Fund's investment in the securities occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

FOREIGN SECURITIES. Each of the Funds may invest, directly or indirectly through the use of depository receipts, in foreign securities. However, the Large Cap Value Fund will invest in foreign securities only if the securities are traded in the U.S. and the issuers comply with U.S. accounting standards

Investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Because investments in foreign companies will frequently involve currencies of foreign countries, and because a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange. Securities of some foreign companies may also be less liquid and more volatile than securities of comparable domestic companies. Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices that are comparable to the standards that apply to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities may also be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Funds for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

DEPOSITORY RECEIPTS. Each of the Funds may invest in foreign securities indirectly by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") (the Large Cap Growth Fund will not purchase EDRs but may purchase ADRs and GDRs) or securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depository Receipts ("CDRs") and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets or in other markets outside of the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts issued outside of the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, for example, an ADR, EDR or GDR that represents ownership of common stock will be treated as common stock.

A Fund may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs, EDRs and GDRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR, EDR and GDR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs, EDRs and GDRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR, EDR and GDR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs, EDRs and GDRs tend to be less liquid than sponsored ADRs, EDRs and GDRs.

Sponsored ADR, EDR and GDR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR, EDR and GDR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR, EDR and GDR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

EURODOLLAR AND YANKEE OBLIGATIONS. The Large Cap Growth Fund, Small Cap Fund, Balanced Fund and International Fund may each invest in Eurodollar bank obligations, which are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which a Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

FOREIGN CURRENCY TRANSACTIONS. The Balanced Fund and the International Fund may engage in foreign currency transactions. Currency exchange rates may fluctuate significantly over short periods of time. These rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Such a Fund may enter into a foreign currency transaction for a variety of purposes, including the following: to fix in U.S. Dollars, between trade and settlement date, the value of a security that the Balanced Fund or the International Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities that the Balanced Fund or the International Fund already owns, particularly if they expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Balanced Fund's or International Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Balanced Fund's or the International Fund's agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Balanced Fund or International Fund contracted to receive in the exchange. The Balanced Fund's and the International Fund's success in these transactions will depend principally on its Subadviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities to the extent described in the Prospectus. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

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WARRANTS. Each of the Funds may acquire warrants. Warrants are securities that give the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities.

Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Each of the Funds may invest up to 15% of its net assets in illiquid securities. However, the Large Cap Value Fund does not currently intend to invest in illiquid securities. Such securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A under the Securities Act which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's Subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund's level of illiquidity may increase.

The Balanced Fund may buy or sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Balanced Fund. The Small Cap Fund may buy OTC options but will not write OTC options. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Subadvisers will monitor the liquidity of restricted securities in the Fund they advise. In reaching liquidity decisions, the Subadvisers may consider the following factors: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

BORROWING. Each of the Funds may borrow money, subject to the Funds' fundamental investment restriction described below. Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian that allows them to borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS. Each of the Funds may invest in a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for risk management (the Funds may invest in futures contracts and options on futures contracts for hedging purposes without limit). Derivative instruments are financial instruments whose value and performance are based on the value and performance of another security, financial instrument or index. The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

           (1) Successful use of most of these instruments depends upon a Subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

           (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

           (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

           (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.

For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information".

OPTIONS. The Balanced Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The Small Cap Fund may purchase such options and enter into closing transactions but otherwise will not write such options. The Large Cap Growth Fund may purchase and write call options and enter into closing transactions only with respect to future contracts. The International Fund may purchase call and put option contracts and may write (i.e., sell) covered call and put option contracts.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction". In order to close out an option position, a Fund may enter into a "closing transaction", the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options, which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Only exchange-traded options for which there appears to be a liquid secondary market will be purchased or written. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although OTC options will be entered into only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

Transactions using OTC options expose a Fund to certain risks. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Price movements in securities in which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

FUTURES CONTRACTS. Each of the Funds may enter into the following types of futures contracts and may purchase and write (sell) related options: the Large Cap Growth Fund and Large Cap Value Fund may enter into futures contracts on indices; the Small Cap Fund may enter into futures contracts on options and indices; the Balanced Fund and the International Fund are not limited with respect to the futures contracts that they may enter into and may, for example, enter into interest rate, index, and currency futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when its Subadviser believes it is more advantageous to the Fund than purchasing a futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return, managing duration, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of a Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to markets and currencies or to manage duration, such Fund may be able to manage or increase its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian or a Futures Commissions Merchant, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FORWARD CURRENCY CONTRACTS. Each of the Funds may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

SHORT SALES. Each of the Funds may engage in short sales of securities. In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

SECURITIES OF OTHER NON-AFFILIATED INVESTMENT COMPANIES. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Each of the Funds may also invest in shares of other non-affiliated investment companies registered under the 1940 Act. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

BANK OBLIGATIONS. As stated in the Prospectus, each of the Funds may purchase bank obligations, including certificates of deposit, banker's acceptances and fixed time deposits. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

FLOATING AND VARIABLE RATE INSTRUMENTS. The Balanced Fund, Small Cap Fund, and International Fund may invest in floating and variable rate instruments. The Large Cap Growth Fund may also invest in such securities but will not invest in inverse floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Because of the interest rate reset feature, floaters provide investors with a certain degree of protection against rises in interest rates, although an investor will participate in any declines in interest rates as well. Certain of the floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

The Balanced Fund may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES - Each of the Funds except the Large Cap Value Fund and the International Fund may invest in zero coupon securities. The Balanced Fund may also invest in payment-in-kind ("PIK") bonds and deferred payment securities. Zero coupon securities are debt securities that pay zero cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

ADDITIONAL INFORMATION CONCERNING THE DURATION OF THE BOND PORTION OF THE BALANCED FUND'S PORTFOLIO. The bond portion of the Balanced Fund's portfolio will maintain a duration which, on a weighted average basis and under normal market conditions, will generally be within one year of the average for the U.S. investment-grade bond universe (currently about five years). There is no limit, however, as to the maturity of any one security that the Balanced Fund may purchase.

Duration is a measure of the average life of a fixed-income security. Incorporating a security's yield, coupon interest payments, final maturity and call features into one measure, duration was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates.

Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Under some circumstances, the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, J.P. Morgan will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the bond portion of the Balanced Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

PORTFOLIO TURNOVER. Each of the Funds will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Villanova Mutual Fund Capital Trust ("VMF") (the "Adviser") or the Subadviser to such Fund believes it to be in the best interests of the Fund. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objective and policies.

The annual portfolio turnover rate for each of the Funds (including both the equity and debt portions of the Balanced Fund's portfolio) is not expected to exceed 100% of such Fund's portfolio. Higher turnover rates (i.e. 100% or more) will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates of each Fund may vary greatly from year to year and within a particular year.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed.

Each of the Funds:

         May not (except for the International Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and mortgage dollar roll transactions and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

         May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

         May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

         May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

         May not lend any security or make any other loan except that each Fund may, in accordance with its investment objectives and policies, (i) lend portfolio securities, (ii) purchase debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions.

         May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The following are the non-fundamental operating policies of the Funds, which may be changed by the Board of Trustees of the Trust without shareholder approval:

Each of the Funds may not:

         Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

         Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

         Purchase or otherwise acquire any securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

         Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.


TRUSTEES AND OFFICERS OF THE TRUST

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age - 62, 11 Oak St., Suite 306, Cincinnati, Ohio 45219 Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age -- 58, Otterbein College, North Walnut and West College Avenue, Westerville, Ohio 43081. Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age -- 64, 169 East Beck Street, Columbus, Ohio 43026. Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age -- 71, 1397 Haddon Road, Columbus, Ohio 43209. Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University

THOMAS J. KERR, IV, Trustee*, Age -- 65, 4890 Smoketalk Lane, Westerville, Ohio 43081. Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age -- 43, 55 E. State Street, Columbus, Ohio 43212. Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age -- 61, One Nationwide Plaza, Columbus, Ohio 43215. Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age -- 64, 10835 Georgetown Road, NE, Louisville, Ohio 44641. Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age -- 50, 11495 Sunset Hills Rd - Suite #210, Reston, Virginia 20190. Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer, Three Nationwide Plaza, Columbus, Ohio 43215. Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor.

CHRISTOPHER A. CRAY, Assistant Treasurer, Three Nationwide Plaza, Columbus, Ohio 43215. Mr. Cray is Treasurer of Villanova Mutual Fund Capital Trust, the adviser and Nationwide Advisory Services, Inc., the Distributor. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary, Three Nationwide Plaza, Columbus, Ohio 43215. Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. VMF reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, included the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE

                                                         PENSION
                                                        RETIREMENT                                    TOTAL
                                                          BENEFITS                                COMPENSATION
                                    AGGREGATE         ACCRUED AS PART           ANNUAL               FROM THE
                                COMPENSATION FROM         OF FUND           BENEFITS UPON              FUND
  NAME OF PERSON, POSITION          THE TRUST             EXPENSES            RETIREMENT              COMPLEX
          COMPLEX**

John C. Bryant, Trustee              $10,000                --0--                 --0--                $21,000
C. Brent DeVore, Trustee             $10,000                --0--                 --0--                $12,250
Sue A. Doody, Trustee                $10,000                --0--                 --0--                $21,000
Robert M. Duncan, Trustee            $10,000                --0--                 --0--                $21,000


Thomas J. Kerr, IV, Trustee
                                     $10,000                --0--                 --0--                $21,000
Douglas F. Kridler, Trustee          $10,000                --0--                 --0--                $21,000
Dimon R. McFerson, Trustee
                                      --0--                 --0--                 --0--                 --0--
Nancy C. Thomas, Trustee             $10,000                --0--                 --0--                $10,000

David C. Wetmore, Trustee            $10,000                --0--                 --0--                $12,250

**The Fund Complex includes Trusts comprised of thirty-five investment company portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of the Investment Advisory Agreement dated May 9, 1998, as amended as of November 2, 1998 and September 1, 1999, Villanova Mutual Fund Capital Trust ("VMF"), in accordance with the policies and procedures established by the Trustees, manages the day-to-day investment of the assets of each of the funds in the Nationwide Family of Funds except the Morley Capital Accumulation Fund. With respect to the Funds, VMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the Subadvisers, who each manage the investment portfolio of a particular Fund.

The Adviser pays the compensation of the Trustees and officers affiliated with the Adviser. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

VMF, a Delaware business trust, is a wholly owned subsidiary of Villanova Capital, Inc., 97% of the common stock of which is owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise.

Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Funds. Effective September 1, 1999, the investment advisory services previously performed for the Funds by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. After the transfer, there was no change in the fees charged for investment advisory services to each of the Funds.

For services provided under the Investment Management Agreement, VMF receives an annual fee paid monthly based on average daily net assets of each fund in the Nationwide Family of Funds according to the following schedule:


                 FUND                                  ASSETS                                   FEE

Nationwide Mid Cap Growth Fund,           $0 up to $250 million                                0.60%
Nationwide Growth Fund, and               $250 million up to $1 billion                        0.575%
Nationwide Fund                           $1 billion up to $2 billion                          0.55%
                                          $2 billion up to $5 billion                          0.525%
                                          $5 Billion and more                                  0.50%

Nationwide Bond Fund,                     $0 up to $250 million                                0.50%
Nationwide Tax-Free Income Fund,          $250 million up to $1 billion                        0.475%
Nationwide Long-Term U.S. Government      $1 billion up to $2 billion                          0.45%
Bond Fund, and Nationwide                 $2 billion up to $5 billion                          0.425%
Intermediate U.S. Government Bond Fund    $5 Billion and more                                  0.40%

Nationwide Money Market Fund              $0 up to $1 billion                                  0.40%
                                          $1 billion up to $2 billion                          0.38%
                                          $2 billion up to $5 billion                          0.36%
                                          $5 billion and more                                  0.34%

Nationwide S&P 500 Index Fund             all assets                                           0.13%

Large Cap Value                           up to $100 million                                   0.75%
                                          $100 million or more                                 0.70%

Large Cap Growth                          up to $150 million                                   0.80%
                                          $150 million or more                                 0.70%

Balanced                                  up to $100 million                                   0.75%
                                          $100 million or more                                 0.70%

Small Cap                                 up to $100 million                                   0.95%
                                          $100 million or more                                 0.80%

International                             up to $200 million                                   0.85%
                                          $200 million or more                                 0.80%

During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following fees for investment advisory services*:


                                                          FISCAL YEARS ENDED OCTOBER 31,

   NATIONWIDE FUND
                                          1998                         1997                         1996

Mid Cap Growth                           $61,706                      $63,883                       $54,053
Growth                                 4,894,110                    3,750,599                     3,212,196
Nationwide Fund                        9,977,231                    5,938,011                     4,425,921
Bond                                     647,809                      629,068                       663,545
Tax-Free                               1,505,626                    1,810,070                     1,855,962
Long-Term U.S. Government                254,928                      343,259                       414,415
Intermediate U.S. Government             266,473                      256,016                       255,149
Money Market**                         3,857,898                    3,519,727                     2,969,392

* The fees paid to NAS during the fiscal years ended October 31, 1998, 1997, and 1996 were paid by funds that were acquired by NIF III in a reorganization that occurred on May 9, 1998. As part of the reorganization, NIF III acquired all of the assets and assumed all of the liabilities of each of the funds in Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust.

** Net of waivers of $221,174, $389,150 and $328,076 for 1998, 1997 and 1996,
respectively.

The Subadvisers for the Funds are as follows:


                FUND                                      SUBADVISER

         Large Cap Value              Brinson Partners, Inc. ("Brinson Partners")

         Large Cap Growth             Goldman Sachs Asset Management ("GSAM")

         Balanced                     J.P. Morgan Investment Management, Inc. (J.P. Morgan")

         Small Cap                    INVESCO Management & Research, Inc. ("IMR")

         International                Lazard Asset Management ("Lazard")

Brinson Partners, a Delaware corporation and an investment management firm, is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many aspects of the financial services industry. GSAM is a separate operating division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York. J.P. Morgan is a directly wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range investment management services and acts as investment adviser to corporate and institutional clients. IMR is part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. Lazard is a New York-based division of Lazard Freres & Co. LLC, a limited liability company registered as an investment adviser and providing investment management services to client discretionary accounts.

Subject to the supervision of the VMF and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from VMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:


                 FUND                                  ASSETS                                   FEE

       Large Cap Value Fund                  up to $100 million                                0.35%
                                             $100 million or more                              0.30%


       Large Cap Growth Fund                 up to $150 million                                0.40%
                                             $150 million or more                              0.30%

       Balanced Fund                         up to $100 million                                0.35%
                                             $100 million or more                              0.30%

       Small Cap Fund                        up to $100 million                                0.55%
                                             $100 million or more                              0.40%

       International Fund                    up to $200 million                                0.45%
                                             $200 million or more                              0.40%

DISTRIBUTOR

NAS serves as agent for each of the Funds in the distribution of its Shares pursuant to a Underwriting Agreement dated as of May 9, 1998, as amended as of November 2, 1998, (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NAS, as the Funds' Distributor, for expenses associated with the distribution of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds shall pay NAS an annual fee in an amount that will not exceed 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B shares. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was approved by the Board of Trustees with respect to the Funds on September 1, 1998. The Plan may be terminated as to the Funds by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to the Funds requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Funds. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

OTHER SERVICES FOR ALL THE FUNDS

Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), a wholly owned subsidiary of Villanova Capital, Inc. also provides for various administrative and accounting services, including daily valuation of the Funds' shares and preparation of financial statements, tax returns, and regulatory reports. For these services, each Fund pays VMF an annual fee based on each Fund's average daily net assets in the amount of 0.10% up to $250 million in assets, 0.06% on the next $750 million of assets and 0.04% on assets of $1 billion and more, subject to a minimum of $75,000 per Fund per year.

Prior to September 1, 1999, Nationwide Advisory Services, Inc. provided fund administration services to the Funds. Effective September 1, 1999, the fund administration services previously performed for the Funds by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for each of the Funds.

Under the terms of an Administrative Services Plan, NAS has agreed to provide certain administrative support services in connection with the Class A and Class Y shares of the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, serves as transfer agent and dividend disbursing agent for the Trust. For these services, NISI receives an annual fee from each of the Funds at the following rate: $18 per Fund account for Class A and B shares, and 0.01% of each Fund's average daily net assets for Class Y shares.

The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.

Legal Counsel. Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, OH 43215, serves as the Trust's legal counsel.

KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.


BROKERAGE ALLOCATION

VMF (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

The primary consideration in portfolio security transactions is "best price - best execution," i.e., execution at the most favorable prices and in the most effective manner possible. VMF or a Subadviser always attempts to achieve best price - best execution, and both VMF and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to VMF or a Subadviser. In placing orders with such broker-dealers, VMF or a Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to VMF or a Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce VMF' or a Subadviser's normal research activities or expenses.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of VMF or a Subadviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when VMF or a Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

The Trustees periodically review VMF's and each Subadviser's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.In purchasing and selling investments for the Funds, it is the policy of each of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, each Subadviser will consider various relevant factors, including but not limited to the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services (rendered on a continuing basis), and the reasonableness of any commissions.

Each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to a Subadviser is considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its subadvisory agreement with VMF. The fees paid to each of the Subadvisers pursuant to its subadvisory agreement with VMF are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to a Subadviser in serving its other clients or clients of the Subadviser's affiliates. Subject to the policy of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, a Subadviser also may consider the broker-dealer's sale of shares of any fund for which the Subadviser serves as investment adviser, subadviser or administrator.

Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of VMF or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

CALCULATING YIELD AND TOTAL RETURN

The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

Standardized yield and total return quotations will be compared separately for Class A, B and Y shares. Because of differences in the fees and/or expenses borne by Class A, B and Y shares of the Funds, the net yields and total returns on Class A, B and Y shares can be expected, at any given time, to differ from class to class for the same period.

NONSTANDARD RETURNS

The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

The Balanced Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES. The Trust presently offers fifteen series of shares of beneficial interest, without par value. Five of these series are the Funds. The shares of each of the funds in the Nationwide Family of Funds except the Nationwide Money Market Fund are offered in three separate classes. A shareholder has an interest only in the assets of the shares of the Fund that he or she own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of the liquidation of a fund in the Nationwide Family of Funds, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. The Nationwide Money Market Fund offers shares without class designation; its shareholders have an equal proportionate interest in the shares of that Fund. All shares are without par value and, when issued and paid for, are fully paid and nonassessable by the Trust. Shares of the Funds may be exchanged or converted as described above but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS. Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of Class A shares or Class B shares will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION

Each of the Funds is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain, respectively, in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

 If less than 50% in value of any Fund's total assets at the end of its fiscal year are invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund. Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required (i) to include in gross income, even though not actually received, their respective pro rata share of the foreign taxes paid by the Fund, (ii) to treat their income from the Fund as being from foreign sources to the extent that the Fund's income is from foreign sources, and (iii) to either deduct their pro rata share of foreign taxes in computing their taxable income or use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

It is anticipated that the International Fund will be operated so as to meet the requirements of the Code to "pass through" to its shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of the International Fund's taxable year whether the foreign taxes paid by the International Fund will "pass through" for that year and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the International Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale, other disposition, or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

MAJOR SHAREHOLDERS

As of October 31, 1998, there were no outstanding shares of the Funds. Immediately prior to the public offering of shares of the Funds, NAS owned all of the issued and outstanding shares of each Fund. It is anticipated that upon the public offering of shares of the Funds, NAS' holdings will be reduced below 5% of the outstanding shares of each Fund.

As of October 31, 1998, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

                                   APPENDIX A

BOND RATINGS

STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

           1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

           2. Nature of and provisions of the obligation.

           3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3--Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A          Bonds considered to be investment grade and of high credit quality.
           The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

           Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C          Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative,

DD and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of &D the obligor. `DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

DUFF & PHELPS, INC.  LONG-TERM DEBT RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE               DEFINITION
------------               ----------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                        High credit quality. Protection factors are
AA                         strong. Risk is modest, but may vary slightly

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AA-                        from time to time because of economic conditions.

A+                         Protection factors are average but adequate.
A                          However, risk factors are more variable and
A-                         greater in periods of economic stress.

BBB+ Below average protection factors but still considered sufficient BBB for prudent investment. Considerable variability in risk during BBB- economic cycles.

BB+                        Below investment grade but deemed likely to meet
BB                         obligations when due. Present or prospective
BB-                        financial protection factors fluctuate according to
                           industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                         Below investment grade and possessing risk that
B                          obligations will not be met when due. Financial
B-                         protection factors will fluctuate widely according to
                           economic cycles, industry conditions and/or company fortunes. Potential exists for frequent Changes in the rating within this category or into a higher or lower rating grade.

CCC                        Well below investment grade securities.
                           Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                         Preferred stock with dividend arrearages.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

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A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

          The following criteria will be used in making the assessment:

          1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

          2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

          Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

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

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

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

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'f-1+'.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

         LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets.

An important consideration is the
level of an obligor's reliance on short-term funds on an ongoing basis.

RATING SCALE DEFINITION
-----------------------

                                   HIGH GRADE
                                   ----------

          D-1+          Highest certainty of timely payment. short-term
                   liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          D-1           Very high certainty of timely payment. Liquidity factors
                   are excellent and supported by good fundamental protection factors. Risk factors are minor.

          D-1-          High certainty of timely payment. Liquidity factors are
                   strong and supported by good fundamental protection factors. Risk factors are very small.

                        GOOD GRADE
                        ----------

          D-2           Good certainty of timely payment. Liquidity factors and
                   company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                        SATISFACTORY GRADE
                        ------------------

          D-3           Satisfactory liquidity and other protection factors
                   qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                        NON-INVESTMENT GRADE
                        --------------------

          D-4           Speculative investment characteristics. Liquidity is not
                   sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                        DEFAULT
                        -------

          D-5           Issuer failed to meet scheduled principal and/or
                   interest payments.

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

THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA SHORT-TERM RATINGS

IBCA short-term ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The short-term ratings relate to debt which has a maturity of less than one year.

IBCA issues ratings and reports on the largest U.S. and international bank holding companies, as well as major investment banks. IBCA's short-term rating system utilizes a dual system--Individual Ratings and Legal Ratings. The Individual Rating addresses 1) the current strength of consolidated banking companies and their principal bank subsidiaries. A consolidated bank holding company/bank with an "A" rating has a strong balance sheet, and a favorable credit profile without significant problems. A "B" rating indicates sound credit profile without significant problems. Performance is generally in line with or better than that of its peers. The legal rating addresses the question of whether an institution would receive support if it ran into difficulties. Issues rated "A-1" are obligations supported by a very strong capacity for timely repayment. Issues rated "A-2" have a very strong capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                           A1+ Obligations supported by the highest capacity for
                            timely repayment and possess a particularly strong credit feature.

                               A1 Obligations supported by the highest capacity for timely repayment.

                               A2 Obligations supported by a good capacity for timely repayment.

                               A3 Obligations supported by a satisfactory capacity for timely repayment.

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

                           B. Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

                           C Obligations for which there is a high risk of default or which are currently in default.

                           D Obligations which are currently in default.

BOND RATINGS

Bonds rated AA or AAA by D&P are deemed to be high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated AA or AAA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

Moody's three highest bond ratings are: Aaa - judged to be the best quality - carry the smallest degree of investment risk; Aa - judged to be high quality by all standards; A possess favorable attributes and are considered "upper medium" grade obligations.

S&P's three highest bond ratings are: AAA - highest grade obligations - possess the ultimate degree of protection and indicates an extremely strong capacity to pay principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differ only in small degrees from issues rated AAA; A
- strong ability to pay interest and repay principal although more susceptible to change in circumstances.

Bonds rated AA or AAA by IBCA indicates a very strong capacity for timely repayment of debt. Margins of protection may not be as large as for AAA issues.

Bonds rated AA or AAA by Thomson indicates ability to repay principal and interest on a timely basis. Bonds rated AA may have limited incremental risk versus AAA issues.

Bonds BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal for debt in this category than in higher rated categories.

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